This is filed pursuant to Rule 497(c).
File Nos. 33-18647 and 811-05398.



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[LOGO]
             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


                             MONEY MARKET PORTFOLIO
                          INTERMEDIATE BOND PORTFOLIO
                           LARGE CAP GROWTH PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                                GROWTH PORTFOLIO
                         INTERNATIONAL GROWTH PORTFOLIO
                        GLOBAL THEMATIC GROWTH PORTFOLIO
                           SMALL CAP GROWTH PORTFOLIO
                        REAL ESTATE INVESTMENT PORTFOLIO
                         INTERNATIONAL VALUE PORTFOLIO
                         SMALL/MID CAP VALUE PORTFOLIO
                                VALUE PORTFOLIO
                       BALANCED WEALTH STRATEGY PORTFOLIO
            (each a "Portfolio" and collectively, the "Portfolios")

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                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672

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                      STATEMENT OF ADDITIONAL INFORMATION
                                  May 2, 2011
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            This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectuses dated May 2, 2011, for AllianceBernstein(R) Variable Products Series (VPS) Fund, Inc. (the "Fund") that offer Class A shares and Class B shares of the Fund (each a "Prospectus," and together, the "Prospectuses"). Financial statements for each Portfolio of the Fund for the year ended December 31, 2010, are included in the Portfolio's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses of the Portfolios and the annual reports for the Portfolios of the Fund may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com.


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                               TABLE OF CONTENTS
                                                                          PAGE

INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS.......................2
INVESTMENT RESTRICTIONS.....................................................49
MANAGEMENT OF THE FUND......................................................51
PURCHASE AND REDEMPTION OF SHARES..........................................102
NET ASSET VALUE............................................................107
PORTFOLIO TRANSACTIONS.....................................................110
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................118
GENERAL INFORMATION........................................................119
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
   REGISTERED PUBLIC ACCOUNTING FIRM.......................................134
APPENDIX A:  STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING.........A-1

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


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             INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS

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Introduction to the Portfolios
------------------------------

            The Fund is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Portfolios' Prospectuses, each of which has differing investment objectives and policies. The Fund currently has thirteen Portfolios, all of which are described in this SAI.

            Except as noted, the investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and may, therefore, be changed by the Board of Directors of the Fund (the "Board" or the "Directors") without shareholder approval. However, no Portfolio will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Portfolio will achieve its investment objective. Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets that may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Portfolios' investment policies and practices supplements the information set forth in the Prospectuses.

Investment Policies and Practices of AllianceBernstein Money Market Portfolio
-----------------------------------------------------------------------------

            General. The Portfolio pursues its objective by maintaining a portfolio of high quality U.S. Dollar-denominated money market securities. The Portfolio invests securities in accordance with Securities and Exchange Commission (the "Commission") Rule 2a-7 under the 1940 Act. Accordingly, under Rule 2a-7, the Portfolio will invest in securities that at the time of investment have remaining maturities not exceeding 397 days. The Portfolio is subject under Rule 2a-7 to maturity limits. Currently, the maximum dollar-weighted average maturity of the Portfolio's investments is limited to 60 days or less and the dollar-weighted average life of the Portfolio's investments is limited to 120 days or less. The Portfolio is also subject to minimum daily and weekly liquidity requirements. The Portfolio must hold at least 10% of its total assets in daily liquid assets as defined in Rule 2a-7, determined at the time of acquisition of a security. Daily liquid assets are currently defined in Rule 2a-7 as cash, direct obligations of the U.S. government, or securities that will mature, or are subject to a demand feature that is exercisable, within one day. The Portfolio must also hold at least 30% of its total assets in weekly liquid assets, which are defined in the same way as daily liquid assets except that they must mature, or be subject to a demand feature that is exercisable, within five days.

            The Portfolio intends to comply with Rule 2a-7 under the 1940 Act, including the portfolio quality, maturity and diversification limitations imposed by the Rule. To the extent that the Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

            Pursuant to Rule 2a-7, the Portfolio may invest only in "Eligible Securities, as that term is defined in the Rule. Generally, Eligible Securities are U.S. Dollar-denominated security that the Portfolio's investment adviser, AllianceBernstein L.P. (the "Adviser") determines present minimal credit risk and that have, at the time of acquisition, a remaining maturity of 397 days or less. Under the Commission's guidance in a no-action letter dated August 19, 2010, the security must be rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any Requisite NRSROs, which are defined under Rule 2a-7 as nationally recognized statistical rating organizations ("NRSROs"). If only one NRSRO has issued a rating, that rating may be used. In addition, an Unrated Security, as defined in Rule 2a-7, may be an Eligible Security if it has been determined by the Adviser to be of comparable quality to a Rated Security.

            Eligible Securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. U.S. government Securities are also considered to be first tier securities. A security that has received the second highest rating by the Requisite NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7, the Portfolio may not invest more than 5% of its assets in the first tier securities of any one issuer other than the U.S. government, its agencies and instrumentalities or repurchase agreements collateralized by the U.S. government securities subject to look-through treatment. Under Rule 2a-7, the Portfolio may not invest in a second tier security (i) if the security has a remaining maturity of greater than 45 calendar days, and (ii) if, immediately after the acquisition thereof, that Portfolio would have invested more than (A) 1/2 of 1% of its total assets in the second tier securities of any one issuer, and (B) 3% of its total assets in second tier securities.

            Portfolio Policies. The Portfolio's investments may include the following:.

                1. U.S. government Securities. Marketable obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA") and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others, such as securities issued by the FHLMC and FNMA, were supported only by the credit of the agency or instrumentality, but, currently, after these entities were placed in conservatorship, their securities are, in effect, supported by the full faith and credit of the U.S. Treasury. These include securities guaranteed by the Federal Deposit Insurance Corporation ("FDIC") under the Temporary Liquidity Guarantee Program ("TLGP"). As part of the Debt Guarantee Program of the TLGP, the FDIC will guarantee payment of interest and principal on new senior unsecured debt issued by eligible financial institutions. The TLGP provides an explicit FDIC guarantee on debt issued by these financial institutions before June 30, 2009, provided the debt has a stated maturity of greater than 30 days. The FDIC guarantee expires on the earlier of the maturity of the debt securities or June 30, 2012. These securities are considered U.S. government securities for the purposes of Rule 2a-7 under the 1940 Act.

                2. Certificates of deposit, bankers' acceptances and time deposits issued or guaranteed by banks or savings and loan associations having net assets of more than $500 million and which are members of the Federal Deposit Insurance Corporation. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The type of large-denomination certificate of deposit in which the Portfolio normally invests usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

                3. Commercial paper, including asset-backed commercial paper ("ABCP"), variable amount master demand notes and funding agreements, of high quality. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. For a description of ABCP, see "Asset-Backed Securities", below. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see "Floating and Variable Rate Obligations", below.

                4. Repurchase agreements that are collateralized fully. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate that is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Portfolio's custodian) or broker-dealers that are determined to be creditworthy by the Adviser. For each repurchase agreement, the Portfolio requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is not greater than 397 days, as currently required by Rule 2a-7. If a counterparty defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. A repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in Rule 2a-7 under the 1940 Act).

            Rule 2a-7 under the 1940 Act. The Portfolio intends to comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the portfolio quality, maturity and diversification limitations imposed by the Rule. To the extent that the Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

            Rule 2a-7 under the 1940 Act requires that the Portfolio invest only in "Eligible Securities" (as that term is defined in the Rule). Generally, an Eligible Security is a "Rated-Security" (as defined in Rule 2a-7) that is denominated in U.S. Dollars and has a remaining maturity of 397 days or less. The Security must be rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two Requisite NRSROs, which are defined under Rule 2a-7 as nationally recognized statistical rating organizations ("NRSROs") that are "Designated NRSROs". A Designated NRSRO is any one of at least four NRSROs designated by the Board as an NRSRO whose credit ratings will be used by the Portfolio to determine whether a security is an Eligible Security. If only one Designated NRSRO has issued a rating, that rating may be used. In addition, an Unrated Security, as defined in Rule 2a-7, may be an Eligible Security if it has been determined by the Adviser to be of comparable quality to a Rated Security. A description of the ratings of some NRSROs appears in Appendix A to the Portfolio's Prospectuses.

            The Portfolio is subject under Rule 2a-7 to maturity units. The maximum dollar-weighted average maturity of the Portfolio's investments is limited to 60 days or less and the dollar-weighted average life of the Portfolio's investments is limited to 120 days or less. The Portfolio is also subject to minimum daily and weekly liquidity requirements. The Portfolio must hold at least 10% of its total assets in daily liquid assets, determined at the time of acquisition of a security. Daily liquid assets are defined as cash, direct obligations of the U.S. government, or securities that will mature, or are subject to a demand feature that is exercisable, within one day. The Portfolio must also hold at least 30% of its total assets in weekly liquid assets, which are defined the same way as daily liquid assets except that they must mature, or be subject to a demand feature that is exercisable, within five business days.

            Under Rule 2a-7, the Portfolio may not invest more than 5% of its assets in the first tier securities of any one issuer other than the U.S. government, its agencies and instrumentalities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. U.S. government Securities are also considered to be first tier securities. A security that has received the second highest rating by the Requisite NRSROs is a second tier security. The Portfolio may not invest in a second tier security (i) if the security has a remaining maturity of greater than 45 calendar days, and (ii) if, immediately after the acquisition thereof, that Portfolio would have invested more than (A) 1/2 of 1% of its total assets in the second tier securities of any one issuer, and (B) 3% of its total assets in second tier securities.

            Additional Investment Policies. The following policies supplement those set forth above.

            Asset-Backed Securities. The Portfolio may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose entity. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, as required by Rule 2a-7, the special purpose entity is deemed to be the issuer of the asset-backed security, however, the Portfolio is required to treat any obligor whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security such obligations represent.

            ABCP is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. Subprime mortgages are home loans to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. There could be greater risks of investments in ABCP, or even losses, in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatched in the timing of the cash flows of the underlying asset interests and the repayment of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

            Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the value of the ABCP could decline if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP.

            Floating and Variable Rate Obligations. The Portfolio may purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Portfolio may invest in variable and floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Portfolio may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

            The Portfolio also invests in variable amount master demand notes (which may have put features in excess of 30 days) which are obligations that permit the Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, when these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

            Illiquid Securities. Pursuant to Rule 2a-7, the Portfolio will not invest in illiquid securities if immediately after such investment more than 5% of the Portfolio's total assets would be invested in such securities. An illiquid security is a security that cannot be sold or disposed of in the ordinary course of business within seven days of approximately the value ascribed to it by the Portfolio.

            Reverse Repurchase Agreements. While the Portfolio has no plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. For additional information regarding reverse repurchase agreements, see "Additional Investment Practices and Other Investment Polices of the Portfolios", below.

            Securities Issued by Foreign Banks or Foreign Companies. The Portfolio may invest up to 25% of its total assets in money market instruments issued by foreign branches of foreign banks. The Portfolio also may make investments in dollar-denominated certificates of deposit and bankers' acceptances issued or guaranteed by, or dollar-denominated time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and commercial paper issued by foreign companies. To the extent that the Portfolio makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards.

            While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, generally invests in the types summarized above. Net income to shareholders is aided both by the Portfolio's ability to make investments in large denominations and by its efficiencies of scale. Also, the Portfolio may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Portfolio's investments may decrease during periods of rising interest rates and may increase during intervals of falling rates. These changes in value are usually smaller for short-term debt securities than for debt securities with longer maturities. In addition, if interest rates on money market securities in which the Portfolio invests remain low for an extended period of time, the Portfolio may have difficulties in providing a positive yield, paying expenses out of Portfolio assets, or maintaining a stable $1.00 NAV.

Convertible Securities
----------------------

            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------

            A Portfolio may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing securities of companies based in countries other than the U.S. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

            ADRs are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and have readily available market quotations. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Portfolios can avoid currency risks which might occur during the settlement period for either purchases or sales.

Derivatives
-----------

            A Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives including options, futures, forwards and swaps. The four principal types of derivative instruments, as well as the methods in which they may be used by a Portfolio are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

            Swaps. A swap, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

            Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

            -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            -- Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

            -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

            -- Risk of Potential Governmental Regulation of Derivatives.
            Recent legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swap agreements, may affect a Portfolio's ability to use such instruments as a part of its investment strategy.

            -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

            Use of Options, Futures, Forwards and Swaps by the Portfolios.

            - Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            A Portfolio may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            A Portfolio may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

            - Options on Securities. A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

            A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. A Portfolio may write covered options or uncovered options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.

            A Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the option at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

            A Portfolio also may, as an example, write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and a Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.

            The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

            - Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

            A Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where a Portfolio anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Portfolio may also invest in options of foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Portfolio may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. The Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that the Portfolio does not own. The Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions", below.

            Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            - Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

            A Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, a Portfolio could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Underlying Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions", below.

            Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Each Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease was to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio would suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities that the Portfolio intends to purchase may be less expensive.

            - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            - Currency Swaps. A Portfolio may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon termination of the transaction. Since currency swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

            - Swaps: Interest Rate Transactions. A Portfolio may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Portfolio will enter into interest rate swap, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

            - Synthetic Foreign Equity Securities. A Portfolio may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            A Portfolio's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            A Portfolio also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

            - Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            - Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. A Portfolio assumes the rights and risks of ownership of the security, but does not pay for the securities until they are received. If a Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Portfolio's volatility of returns.

            The use of forward commitments enables a Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when a Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of a Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV.

            At the time a Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Portfolio may be adversely affected.

Illiquid Securities
-------------------

            A Portfolio, other than the Money Market Portfolio, will not invest in illiquid securities if immediately after such investment, more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Portfolio's net assets would be invested in such securities. The Money Market Portfolio will invest its investments in illiquid securities to no more than 10% of its net assets. For this purpose, illiquid securities include, among others,
(a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers),
(b) options purchased by a Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in the Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Investments in Other Investment Companies
-----------------------------------------

            The Portfolios may invest in securities of other investment companies to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. A Portfolio may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.

Investments in the Real Estate Industry
---------------------------------------

            REITS. Investing in real estate investment trusts, or REITs, involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

            REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

            Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

            General. Although the Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real state industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.

            In addition, if the Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

Lending of Portfolio Securities
-------------------------------

            Each Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolios may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser (subject to the oversight by the Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolios may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

            Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolios will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Portfolio any income from the securities.

            The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks.

            The Portfolios will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolios will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

            The Portfolios may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Related Securities and Other Asset-Backed Securities
-------------------------------------------------------------

            The mortgage-related securities in which a Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Portfolio) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, CMOs, CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, TBA mortgage-backed securities, mortgage dollar rolls, collateralized obligations, Canadian Government Guaranteed Mortgage Related Securities and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.

            The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or VA-guaranteed mortgages.

            Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC. FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. government respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury has provided additional funding to the GSEs and their future is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in effect, backed by the full faith and credit of the U.S. government. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. government.

            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation. A Portfolio may invest in other forms of mortgage-related securities including CMOs, which are debt obligations of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

            Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

            A Portfolio will only invest in SMRS that are issued by the U.S. government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

            Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. There may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Portfolio's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

            Other Asset-Backed Securities. A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, a Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Preferred Stock
---------------

            A Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of a repurchase agreement, a Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Portfolio.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Portfolio may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio's rights. The Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

            A Portfolio may enter into repurchase agreements pertaining to U.S. government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on a Portfolio's ability to enter into repurchase agreements. Currently, each Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers.

            A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. A Portfolio has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements
-----------------------------

            Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Portfolio sells portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash invested in portfolio securities.

            Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Portfolio's common stocks because the Portfolio uses the proceeds to make investments in other securities. See "Borrowing and Use of Leverage", below.

Rights and Warrants
-------------------

            Certain of the Portfolios will invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Acquired in Restructurings and Workouts
--------------------------------------------------

            A Portfolio's investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default ("Distressed Securities"). A Portfolio's investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" or "DIP" financings). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, a Portfolio may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Portfolio may determine to hold the securities in its portfolio.

Securities of Non-U.S. (Foreign) Issuers
----------------------------------------

            The securities markets of many non-U.S. countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio whose investments include securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. issuers. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

            Certain non-U.S. countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals and/or impose additional taxes on foreign investors. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

            A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures that may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many non-U.S. countries are generally higher than in the United States.

            Issuers of securities in non-U.S. jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of non-U.S. countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            The economies of individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and a Portfolio's investments. In such events, a Portfolio could lose its entire investment in the country involved. In addition, laws in non-U.S. countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Securities Ratings
------------------

            The ratings of fixed-income securities by Moody's, S&P and Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

            Securities rated Baa, BBB+, BBB, or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody's are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

            Non-rated securities will also be considered for investment by a Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Portfolio to a degree comparable to that of rated securities which are consistent with a Portfolio's objectives and policies.

            The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Portfolios, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

            The Adviser will try to reduce the risk inherent in a Portfolio's investment in fixed-income securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering high-yielding investments for a Portfolio, the Adviser will attempt to identify those fixed-income securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects and the experience and managerial strength of the issuer.

            Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Short Sales
-----------

            A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Special Situations
------------------

            A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements
-----------------------------

            A Portfolio may from time to time enter into standby commitment agreements. Such agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Portfolio has committed to purchase. The fee is payable whether or not the security is ultimately issued. A Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Portfolio and which are unavailable on a firm commitment basis.

            There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Securities
---------------------

            A Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. A Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which a Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

            A Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

            Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Trust Preferred Securities
--------------------------

            Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Unlike typical asset-backed securities, which have many underlying payors and usually are overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, resulting in a loss to a Portfolio. Trust preferred securities are subject to special risks. Dividend payments only will be paid if interest payments on the underlying obligations are made. These interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities
--------------------------

            U.S. government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by the full faith and credit of the U.S. government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC (which are, as described above, now in effect, backed by the full faith and credit of the U.S. government due to the conservatorship of the agencies), and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

            U.S. government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero coupon securities are described in more detail in "Zero Coupon Treasury Securities", below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities-Stripped Mortgage-Related Securities" above. In addition, other U.S. government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

            Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

            Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of inflation-protected securities may be vulnerable to changes in expectations of inflation. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

            TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

            Guarantees of securities by the U.S. government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

            U.S. government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

            Zero Coupon Treasury Securities. Zero coupon Treasury securities are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but, instead, is issued and traded at a discount from its face amount. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest. Current federal tax law requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

            Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

            These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Variable Notes
--------------

            Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value plus accrued interest at any time. Variable amount floating rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, a Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if, at the time of an investment, the issuer has an outstanding issue of unsecured debt rated Aa3 or better by Moody's or AA- or better by S&P or Fitch.

General
-------

            The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when securities of foreign issuers comprise less than 80% of the Portfolio's NAV, three different foreign countries when securities of foreign issuers comprise less than 60% of the Portfolio's NAV, two different foreign countries when securities of foreign issuers comprise less than 40% of the Portfolio's NAV and one foreign country when securities of foreign issuers comprise less than 20% of the Portfolio's NAV. The Fund has also voluntarily agreed that each Portfolio that may invest in securities of foreign issuers will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's NAV, except that the Portfolio may have an additional 15% of its NAV invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany.

            In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the 1940 Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval. For more information, see "Dividends, Distributions and Taxes", below.

Certain Risk and Other Considerations
-------------------------------------

            Borrowing and Use of Leverage. A Portfolio may use borrowings for investment purposes, subject to the restrictions of the 1940 Act. A Portfolio may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other securities.

            Borrowings by a Portfolio result in leveraging of the Portfolio's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Portfolio's investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by a Portfolio on borrowings and the rates received by the Portfolio from its investment portfolio issuers will provide the Portfolio's shareholders with a potentially higher yield.

            Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the NAV of the Portfolio's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as a Portfolio is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net investment income than if the Portfolio were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of a Portfolio's investment portfolio, the benefit of leverage to a Portfolio's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Portfolio were not leveraged. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments, thereby reducing the NAV of the Portfolio's shares.

            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose a Portfolio to potential losses that, in some cases, may exceed the amount originally invested by the Portfolio. When a Portfolio engages in such transactions, it will, in accordance with guidance provided by the Commission or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Portfolio's exposure, on a marked-to-market or other relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Portfolio's investment restriction concerning senior securities. The segregation of assets is intended to enable the Portfolio to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Portfolio's exposure to loss.

            Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the U.S. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the U.S. While growing in volume, they usually have substantially less volume than the Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Portfolio may invest and could adversely affect a Portfolio's assets should these conditions or events recur.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Portfolio. Certain countries in which the Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by a Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Portfolio's NAV may also be affected by changes in the rates or methods of taxation applicable to that Portfolio or to entities in which that Portfolio has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio. See "U.S. Federal Income Taxes."

            Although a Portfolio may value its assets in terms of U.S. Dollars, the Portfolios do not intend to convert their holdings of foreign currencies into U.S. Dollars on a daily basis. A Portfolio will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should that Portfolio desire to resell that currency to the dealer. Investors should understand that the expense ratio of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many foreign securities, there are U.S. Dollar-denominated American Depositary Receipts ("ADRs") which are traded in the U.S. on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Portfolio can avoid currency risks which might occur during the settlement period for either purchases or sales. A Portfolio may purchase foreign securities directly, as well as through ADRs.

            Foreign Currency Transactions. A Portfolio may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies. In addition, a Portfolio may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Portfolio's income. A Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Portfolio has this ability, there is no certainty as to whether and to what extent the Portfolio will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Portfolio's total assets adjusted to reflect the Portfolio's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Portfolio will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements.

            If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, which themselves, involve certain special risks.

            Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.

            Settlements of exercises of over-the-counter forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

            Unlike transactions entered into by a Portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and over-the-counter options on securities and securities indices may not be traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain foreign currency options) the Commission. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to Commission regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

            In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Portfolio could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Portfolio is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

            Fundamental Investment Policies. The following investment restrictions may not be changed without approval by the vote of (1) 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less. As a fundamental policy, a Portfolio:

            (a) may not concentrate investments in an industry as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

--------
(1) For AllianceBernstein Money Market Portfolio, this limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest-bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks).

      AllianceBernstein Real Estate Investment Portfolio has not adopted a policy to concentrate investments in any one industry. Although it invests generally in the real estate industry sector, the primary economic characteristics of companies in this sector are materially different. For example, AllianceBernstein Real Estate Investment Portfolio invests in equity and mortgage REITs, each of which seeks different types of investments. Equity REITS invest directly in real estate properties, and mortgage REITs make loans to real estate owners and purchase mortgages on real estate. In addition, there are many different types of REITs in which AllianceBernstein Real Estate Investment Portfolio may invest, including, for example, those that invest in shopping malls, industrial and office buildings, apartments, warehouses, lodging and hotels, and health care facilities. REITs may also invest in specific regions, states, or countries. Foreign REITs or other non-U.S. real estate investments may have significantly different characteristics than those in the U.S.

            (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

            (c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

            (e) may purchase or sell commodities or options thereon to the extent permitted by applicable law; and

            (f) may not act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act").

            As a fundamental policy, each Portfolio is diversified (as that term is defined in the 1940 Act).(2) This means that at least 75% of the Portfolio's assets consist of:

--------
(2) As a matter of operating policy, pursuant to Rule 2a-7, the AllianceBernstein Money Market Portfolio will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. This policy with respect to diversification would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets, in any one issuer only in the event rule 2a-7 is amended in the future.

      o     Cash or cash items;

      o     Government securities;

      o     Securities of other investment companies; and

      o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolio.

Non-Fundamental Investment Policies
-----------------------------------

            As a matter of non-fundamental policy, each Portfolio has adopted a policy that provides that the Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and
(ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Board of Directors Information
------------------------------

            Certain information concerning the Directors is set forth below.

                                                               OTHER PUBLIC
                                                   PORTFOLIOS  COMPANY
                                                   IN FUND     DIRECTORSHIPS
                              PRINCIPAL            COMPLEX     HELD
                              OCCUPATION(S)        OVERSEEN    BY DIRECTOR
NAME, ADDRESS*, AGE AND       DURING PAST FIVE     BY          IN THE PAST
(YEAR FIRST ELECTED**)        YEARS OR LONGER      DIRECTOR    FIVE YEARS
-----------------------       ----------------     ----------  --------------
INDEPENDENT DIRECTORS

Chairman of the Board
William H. Foulk, Jr., #, ##  Investment Adviser      97       None
78                            and an Independent
(1990)                        Consultant since
                              prior to 2006.
                              Previously, he was
                              Senior Manager of
                              Barrett Associates,
                              Inc., a registered
                              investment adviser.
                              He was formerly
                              Deputy Comptroller
                              and Chief
                              Investment Officer
                              of the State of New
                              York and, prior
                              thereto, Chief
                              Investment Officer
                              of the New York
                              Bank for Savings.
                              He has served as a
                              director or trustee
                              of various
                              AllianceBernstein
                              Funds since 1983
                              and has been
                              Chairman of the
                              AllianceBernstein
                              Funds and of the
                              Independent
                              Directors Committee
                              of such Funds since
                              2003.

John H. Dobkin, #             Independent             96       None
69                            Consultant since
(1992)                        prior to 2006.
                              Formerly, President
                              of Save Venice,
                              Inc. (preservation
                              organization) from
                              2001 - 2002; Senior
                              Advisor from June
                              1999 - June 2000
                              and President of
                              Historic Hudson
                              Valley (historic
                              preservation) from
                              December 1989 - May
                              1999.  Previously,
                              Director of the
                              National Academy of
                              Design. He has
                              served as a
                              director or trustee
                              of various
                              AllianceBernstein
                              Funds since 1992.

Michael J. Downey, #          Private Investor        96       Asia Pacific
67                            since prior to Fund,             Inc. and
(2005)                        2006.  Formerly,                 The Merger Fund
                              managing partner of              since prior to
                              Lexington Capital,               2006, and
                              LLC (investment                  Prospect
                              advisory firm) from              Acquisition
                              December 1997 until              Corp. (financial
                              December 2003.                   services) from
                              From 1987 until                  2007 until 2009
                              1993, Chairman and
                              CEO of Prudential
                              Mutual Fund
                              Management,
                              director of the
                              Prudential Mutual
                              Funds and member of
                              the Executive
                              Committee of
                              Prudential
                              Securities Inc. He
                              has served as a
                              director or trustee
                              of the
                              AllianceBernstein
                              Funds since 2005.

D. James Guzy, #              Chairman of the         96       Cirrus Logic
75                            Board of PLX                     Corporation
(2005)                        Technology                       (semi-conductors)
                              (semi-conductors)                and PLX
                              and of SRC                       Technology, Inc.
                              Computers Inc.,                  (semi-conductors)
                              with which he has                since prior to
                              been associated                  2006 and Intel
                              since prior to                   Corporation
                              2006. He was a                   (semi-conductors)
                              director of Intel                since prior to
                              Corporation                      2006 until 2008
                              (semi-conductors)
                              from 1969 until
                              2008, and served as
                              Chairman of the
                              Finance Committee
                              of such company for
                              several years until
                              May 2008. He has
                              served as a
                              director or trustee
                              of one or more of
                              the Alliance-
                              Bernstein Funds
                              since 1982.

Nancy P. Jacklin, #           Professorial            96       None
62                            Lecturer at the
(2006)                        Johns Hopkins
                              School of Advanced
                              International
                              Studies since 2008.
                              Formerly, U.S.
                              Executive Director
                              of the
                              International
                              Monetary Fund
                              (December 2002-May
                              2006); Partner,
                              Clifford Chance
                              (1992-2002); Sector
                              Counsel,
                              International
                              Banking and
                              Finance, and
                              Associate General
                              Counsel, Citicorp
                              (1985-1992);
                              Assistant General
                              Counsel
                              (International),
                              Federal Reserve
                              Board of Governors
                              (1982-1985); and
                              Attorney Advisor,
                              U.S. Department of
                              the Treasury
                              (1973-1982).
                              Member of the Bar
                              of the District of
                              Columbia and New
                              York; and member of
                              the Council on
                              Foreign Relations.
                              She has served as a
                              director or trustee
                              of the
                              AllianceBernstein
                              Funds since 2006.

Garry L. Moody, #             Independent             96       None
59                            Consultant.
(2008)                        Formerly, Partner,
                              Deloitte & Touche
                              LLP (1995-2008)
                              where he held a
                              number of senior
                              positions,
                              including Vice
                              Chairman, and U.S.
                              and Global
                              Investment
                              Management Practice
                              Managing Partner;
                              President, Fidelity
                              Accounting and
                              Custody Services
                              Company
                              (1993-1995); and
                              Partner, Ernst &
                              Young LLP
                              (1975-1993), where
                              he served as the
                              National Director
                              of Mutual Fund Tax
                              Services. He has
                              served as a
                              director or
                              trustee, and as
                              Chairman of the
                              Audit Committee, of
                              most of the
                              AllianceBernstein
                              Funds since 2008.

Marshall C. Turner, Jr., #    Private Investor        96       Xilinx, Inc.
69                            since prior to                   (programmable
(2005)                        2006. Interim CEO                logic
                              of MEMC Electronic               semi-conductors)
                              Materials, Inc.                  and MEMC
                              (semi-conductor and              Electronic
                              solar cell                       Materials, Inc.
                              substrates) from                 (semi-conductor
                              November 2008 until              and solar cell
                              March 2009. He was               substrates) since
                              Chairman and CEO of              prior to 2006
                              Dupont Photomasks,
                              Inc. (components of
                              semi-conductor
                              manufacturing),
                              2003-2005, and
                              President and CEO,
                              2005-2006, after
                              the company was
                              acquired and
                              renamed Toppan
                              Photomasks, Inc.
                              He has served as a
                              director or trustee
                              of one or more of
                              the
                              AllianceBernstein
                              Funds since 1992.

Earl D. Weiner, #             Of Counsel, and         96       None
71                            Partner prior to
(2007)                        January 2007, of
                              the law firm
                              Sullivan & Cromwell
                              LLP and member of
                              ABA Federal
                              Regulation of
                              Securities
                              Committee Task
                              Force to draft
                              editions of the
                              Fund Director's
                              Guidebook. He has
                              served as a
                              director or trustee
                              of the
                              AllianceBernstein
                              Funds since 2007
                              and is Chairman of
                              the Governance and
                              Nominating
                              Committee of most
                              of the Funds.

INTERESTED DIRECTOR
Robert M. Keith +, ++         Senior Vice             97       None
1345 Avenue of the Americas,  President of
New York, NY 10105            Adviser+++ and head
50                            of AllianceBernstein
                              Investments, Inc.
                              ("ABI")+++ since
                              July 2008; Director
                              of ABI and President
                              of the
                              AllianceBernstein
                              Mutual Funds.
                              Previously, he
                              served as Executive
                              Managing Director of
                              ABI from December
                              2006 to June 2008.
                              Prior to joining ABI
                              in 2006, Executive
                              Managing Director of
                              Bernstein Global
                              Wealth Management,
                              and prior thereto,
                              Senior Managing
                              Director and Global
                              Head of Client
                              Service and Sales of
                              the Adviser's
                              institutional
                              investment
                              management business
                              since 2004.  Prior
                              thereto, Managing
                              Director and Head of
                              North American
                              Client Service and
                              Sales in the
                              Adviser's
                              institutional
                              investment
                              management business,
                              with which he had
                              been associated
                              since prior to 2004.

------
* The address for each of the Fund's independent Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**    There is no stated term of office for the Fund's Directors.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
##    Member of the Fair Value Pricing Committee.
+     Mr. Keith became a Director of the Fund as of December 16, 2010.
++ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.
+++   The Adviser and ABI are affiliates of the Fund.


            The business and affairs of the Fund are managed under the direction of the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

            Experience, Skills, Attributes, and Qualifications of the Fund's Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a trustee or director of the Fund, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Controller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds since 2007. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board typically meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Value Pricing Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of the Board's general oversight of the Fund's investment program and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

            Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the Fund's ability to manage risk is subject to substantial limitations.

            The Board has four standing committees -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing, and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met four times during the Fund's most recently completed fiscal year.

            The Board has adopted a charter for its Governance and Nominating Committee and, pursuant to that charter, the Governance and Nominating Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, the Adviser, stockholders and other appropriate sources.

            The Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund no less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of each Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as an Independent Director or Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

            The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met eight times during the Fund's most recently completed fiscal year.

            The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                        AGGREGATE DOLLAR
                                                        RANGE OF EQUITY
                               DOLLAR RANGE OF          SECURITIES IN THE
                               EQUITY SECURITIES        ALLIANCEBERNSTEIN
                               IN THE FUND AS OF        FUND COMPLEX AS OF
                               DECEMBER 31, 2010*       DECEMBER 31, 2010
                               ------------------       -----------------

John H. Dobkin                        None                Over $100,000
Michael J. Downey                     None                Over $100,000
William H. Foulk, Jr.                 None                Over $100,000
D. James Guzy                         None                Over $100,000
Nancy P. Jacklin                      None                Over $100,000
Robert M. Keith**                     None                    None
Garry L. Moody                        None                Over $100,000
Marshall C. Turner, Jr.               None                Over $100,000
Earl D. Weiner                        None                Over $100,000

-------
* The Directors cannot directly invest in the Fund's Portfolios, because direct investments in the Portfolios may be made only by variable annuity and variable life insurance separate accounts.

** Mr. Keith became a Director of the Fund as of December 16, 2010. For information presented as of December 31, 2010, with respect to Mr. Keith, unvested interests in certain deferred compensation plans, including the Partners Compensation Plan are not included.

Officer Information
-------------------

            Certain information concerning the Fund's officers is set forth below.

                           POSITION(S)               PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE     HELD WITH FUND            DURING PAST 5 YEARS
----------------------    ---------------------     --------------------

Robert M. Keith,           President and Chief       See above.
50                         Executive Officer

Philip L. Kirstein,        Senior Vice President     Senior Vice President and
66                         and Independent           Independent Compliance
                           Compliance Officer        Officer of the
                                                     AllianceBernstein Funds,
                                                     with which he has been
                                                     associated since 2004.
                                                     Prior thereto, he was Of
                                                     Counsel to Kirkpatrick &
                                                     Lockhart, LLP from October
                                                     2003 to October 2004, and
                                                     General Counsel of Merrill
                                                     Lynch Investment Managers
                                                     L.P. since prior to 2003.

Robert Alster,             Vice President            Senior Vice President of
50                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Bruce K. Aronow,           Vice President            Senior Vice President of
44                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Joseph G. Carson,          Vice President            Senior Vice President of
59                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Frank V. Caruso,           Vice President            Senior Vice President of
54                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Maria R. Cona,             Vice President            Vice President of the
56                                                   Adviser,** with which she
                                                     has been associated since
                                                     prior to 2006.

Henry S. D'Auria,          Vice President            Senior Vice President of
49                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Paul J. DeNoon,            Vice President            Senior Vice President of
49                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Edward J. Dombrowski,      Vice President            Vice President of the
33                                                   Adviser,** with which he
                                                     has been associated since
                                                     prior to 2006.

Joseph R. Elegante,        Vice President            Senior Vice President of
39                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Sharon E. Fay,             Vice President            Senior Vice President of
50                                                   the Adviser,** with which
                                                     she has been associated
                                                     since prior to 2006.

Thomas J. Fontaine,        Vice President            Senior Vice President of
45                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Eric J. Franco,            Vice President            Senior Vice President of
51                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

John Giaquinta,            Vice President            Assistant Vice President of
47                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

William A. Johnston,       Vice President            Senior Vice President of
49                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Shawn E. Keegan,           Vice President            Vice President of the
39                                                   Adviser,** with which he
                                                     has been associated since
                                                     prior to 2006.

N. Kumar Kirpalani,        Vice President            Senior Vice President of
57                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Samantha S. Lau,           Vice President            Senior Vice President of
38                                                   the Adviser,** with which
                                                     she has been associated
                                                     since prior to 2006.

Dokyoung Lee,              Vice President            Senior Vice President of
45                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Jason P. Ley,              Vice President            Senior Vice President of
38                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

James W. MacGregor,        Vice President            Senior Vice President of
43                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Alison M. Martier,         Vice President            Senior Vice President of
54                                                   the Adviser,** with which
                                                     she has been associated
                                                     since prior to 2006.

Christopher W. Marx,       Vice President            Senior Vice President of
43                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Teresa Marziano,           Vice President            Senior Vice President of
56                                                   the Adviser,** with which
                                                     she has been associated
                                                     since prior to 2006.

Seth J. Masters,           Vice President            Senior Vice President of
51                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Joel J. McKoan,            Vice President            Senior Vice President of
53                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Christopher H. Nikolich,   Vice President            Senior Vice President of
41                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Raymond J. Papera,         Vice President            Senior Vice President of
55                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Joseph G. Paul,            Vice President            Senior Vice President of
51                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Douglas J. Peebles,        Senior Vice President     Senior Vice President of
45                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

John D. Phillips, Jr.,     Vice President            Senior Vice President of
64                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

David F. Randell,          Vice President            Senior Vice President of
47                                                   the Adviser,** since 2007.
                                                     Prior thereto, he was a
                                                     principal of GTCR Golden
                                                     Rauner LLC.

Amy P. Raskin,             Vice President            Senior Vice President of
39                                                   the Adviser,** with which
                                                     she has been associated
                                                     since prior to 2006.

Patrick J. Rudden,         Vice President            Senior Vice President of
48                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Kevin F. Simms,            Vice President            Senior Vice President of
45                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Tassos M. Stassopoulos,    Vice President            Senior Vice President of
41                                                   the Adviser,** with which
                                                     he has been associated
                                                     since November 2007.  Prior
                                                     thereto, he was a Managing
                                                     Director since 2005 and a
                                                     senior analyst and sector
                                                     head for Pan European
                                                     Travel and Leisure coverage
                                                     of Credit Suisse since
                                                     prior to 2005.

Prashant Tewari,           Vice President            Vice President of the
39                                                   Adviser** since October
                                                     2005. Prior thereto, he was
                                                     an engagement manager at
                                                     McKinsey & Company since
                                                     prior to 2006.

Christopher M. Toub,       Vice President            Senior Vice President of
51                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Wen-Tse Tseng,             Vice President            Vice President of the
45                                                   Adviser,** with which he
                                                     has been associated since
                                                     March 2006.  Prior thereto,
                                                     he was the
                                                     healthcare-sector portfolio
                                                     manager for the small-cap
                                                     growth team at William D.
                                                     Witter since prior to 2006.

P. Scott Wallace,          Vice President            Senior Vice President of
46                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Andrew J. Weiner,          Vice President            Senior Vice President of
42                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Greg J. Wilensky,          Vice President            Senior Vice President of
43                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Diane Won,                 Vice President            Senior Vice President of
39                                                   the Adviser,** with which
                                                     she has been associated
                                                     since prior to 2005. Prior
                                                     thereto, she was a senior
                                                     case leader at Monitor
                                                     Group since prior to 2006.

Catherine A. Wood,         Vice President            Senior Vice President of
45                                                   the Adviser, ** with which
                                                     she has been associated
                                                     since prior to 2006.

Vadim Zlotnikov,           Vice President            Senior Vice President of
49                                                   the Adviser, ** and Chief
                                                     Investment Officer of
                                                     Growth Equities and head of
                                                     Growth Portfolio Analytics
                                                     since January 2008.  Prior
                                                     thereto, he was the Chief
                                                     Investment Strategist for
                                                     Sanford C. Bernstein's
                                                     institutional research unit
                                                     with which he has been
                                                     associated since prior to
                                                     2006.

Joseph J. Mantineo,        Treasurer and             Senior Vice President of
52                         Chief Financial           ABIS,**  with which he has
                           Officer                   been associated since prior
                                                     to 2006.

Emilie D. Wrapp,           Secretary                 Senior Vice President,
55                                                   Assistant General Counsel
                                                     and Assistant Secretary of
                                                     ABI,** with which she has
                                                     been associated since prior
                                                     to 2006.

Phyllis J. Clarke,         Controller                Vice President of ABIS,**
50                                                   with which she has been
                                                     associated since prior to
                                                     2006.

--------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
**    The Adviser, ABI and ABIS are affiliates of the Fund.

            The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ended December 31, 2010, the aggregate compensation paid to each of the Directors during calendar year 2010 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more registered investment companies in the AllianceBernstein Fund Complex.

                                                                   Total Number
                                                                   of
                                                    Total Number   Investment
                                                    of Registered  Portfolios
                                                    Investment     in the
                                                    Companies in   Alliance-
                                      Total         the Alliance-  Bernstein
                                      Compensation  Bernstein      Fund
                                      From the      Fund Complex   Complex,
                                      Alliance-     Including the  Including
                                      Bernstein     Fund, as to    the Fund, as
                        Aggregate     Fund          which the      to which the
                        Compensation  Complex,      Director is    Director is
                        From          Including     Director or    a Director
Name of Director        the Fund      the Fund      Trustee        or Trustee
----------------        ------------  -----------   -------------  ------------

John H. Dobkin           $5,609        $236,900         33             96
Michael J. Downey        $5,609        $236,900         33             96
William H. Foulk, Jr.    $10,577       $482,300         34             97
D. James Guzy            $5,609        $236,900         33             96
Nancy P. Jacklin         $5,609        $236,900         33             96
Robert M. Keith*         $0            $0               34             97
Garry L. Moody           $6,445        $264,900         33             96
Marshall C. Turner, Jr.  $5,609        $236,900         33             96
Earl D. Weiner           $6,034        $254,900         33             96

-------
*     Mr. Keith became a Director of the Fund as of December 16, 2010.

            As of April 4, 2011, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

The Adviser
-----------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

            The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2010, totaling approximately $478 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

             As of December 31, 2010, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"), owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the New York Stock Exchange under the ticker symbol "AB".

             As of December 31, 2010, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:


             AXA and its subsidiaries                    60.9%
             Holding                                     37.4
             Unaffiliated holders                         1.7
                                                     ----------------
                                                        100.0%
                                                     ================

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 61.4% economic interest in the Adviser as of December 31, 2010.

            AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc. ("AXA Financial") is a wholly-owned subsidiary of AXA. Equitable is an indirect wholly-owned subsidiary of AXA Financial.

Advisory Agreement and Expenses
-------------------------------

            The Adviser serves as investment manager and adviser of each of the Portfolios, continuously furnishes an investment program for each Portfolio, and manages, supervises and conducts the affairs of each Portfolio, subject to the oversight of the Board.

            Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Portfolios' portfolios of securities and investments, and provides persons satisfactory to the Board to act as officers of the Fund. Such officers or employees may be employees of the Adviser or of its affiliates.

            The Adviser is, under each Portfolio's Advisory Agreement, responsible for certain expenses incurred by the Portfolios, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of shares of the Portfolios (other than the portion of the promotional expenses borne by the Portfolios in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing prospectuses of the Fund and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

            Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the relevant Portfolio and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreement is terminable without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of each Portfolio, by a vote of a majority of the Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was amended as of October 24, 1994 to provide for the addition of the AllianceBernstein Growth Portfolio and the AllianceBernstein International Growth Portfolio. The Advisory Agreement was amended as of February 1, 1996 to provide for the addition of the AllianceBernstein Global Thematic Growth Portfolio, formerly AllianceBernstein Global Technology Portfolio. The Advisory Agreement was amended as of July 22, 1996 to provide for the addition of the AllianceBernstein Small Cap Growth Portfolio. The Advisory Agreement was amended as of December 31, 1996 to provide for the addition of the AllianceBernstein Real Estate Investment Portfolio. The Advisory Agreement was amended as of May 1, 2001 to provide for the addition of the AllianceBernstein Small/Mid Cap Value Portfolio, the AllianceBernstein Value Portfolio and the AllianceBernstein International Value Portfolio. The Advisory Agreement was amended as of May 1, 2004 to provide for the addition of the AllianceBernstein Balanced Wealth Strategy Portfolio.

            The Advisory Agreement continues in effect with respect to each Portfolio, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Board, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of such parties, as defined by the 1940 Act. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at meetings held on May 4-6, 2010, August 3-5, 2010 and November 2-4, 2010.

            The Fund has, under the Advisory Agreement, assumed obligation to payment of all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Board. The following table shows, for the Portfolios listed, the amounts the Adviser received for such services during the fiscal year ended December 31, 2010.

PORTFOLIO                                                       AMOUNT RECEIVED
---------                                                       ---------------

AllianceBernstein Money Market Portfolio                              $0*
AllianceBernstein Intermediate Bond Portfolio                       $75,915
AllianceBernstein Large Cap Growth Portfolio                        $71,180
AllianceBernstein Growth and Income Portfolio                       $72,511
AllianceBernstein Growth Portfolio                                  $70,235
AllianceBernstein International Growth Portfolio                    $70,886
AllianceBernstein Global Thematic Growth Portfolio                  $70,917
AllianceBernstein Small Cap Growth Portfolio                        $70,968
AllianceBernstein Real Estate Investment Portfolio                  $73,999
AllianceBernstein International Value Portfolio                     $71,951
AllianceBernstein Small/Mid Cap Value Portfolio                     $69,371
AllianceBernstein Value Portfolio                                   $71,710
AllianceBernstein Balanced Wealth Strategy Portfolio                $72,218

-------
*     The entire amount of $76,408 was waived voluntarily.

            For services rendered by the Adviser under the Advisory Agreement, the Portfolios paid the Adviser, effective September 7, 2004, the annual percentage rates of the average daily NAV as listed below.

                                            CONTRACTUAL FEE, AS A PERCENTAGE OF
                                                 THE PORTFOLIO'S AGGREGATE
PORTFOLIO                                                NET ASSETS
---------                                   -----------------------------------

AllianceBernstein Money Market Portfolio    .45 of 1% of the first $2.5 billion,
                                            .40 of 1% of the excess over $2.5
                                            billion up to $5 billion and .35 of
                                            1% of the excess over $5 billion

AllianceBernstein Intermediate Bond         .45 of 1% of the first $2.5 billion,
Portfolio                                   .40 of 1% of the excess over $2.5
                                            billion up to $5 billion and .35 of
                                            1% of the excess over $5 billion.

AllianceBernstein Large Cap Growth          .75 of 1% of the first $2.5 billion,
Portfolio                                   .65 of 1% of the excess over $2.5
                                            billion up to $5 billion and .60 of
                                            1% of the excess over $5 billion

AllianceBernstein Growth and Income         .55 of 1% of the first $2.5 billion,
Portfolio                                   .45 of 1% of the excess over $2.5
                                            billion up to $5 billion and .40 of
                                            1% of the excess over $5 billion

AllianceBernstein International Growth      .75 of 1% of the first $2.5 billion,
Portfolio                                   .65 of 1% of the excess over $2.5
                                            billion up to $5 billion and .60 of
                                            1% of the excess over $5 billion

AllianceBernstein Growth Portfolio          .75 of 1% of the first $2.5 billion,
                                            .65 of 1% of the excess over $2.5
                                            billion up to $5 billion and .60 of
                                            1% of the excess over $5 billion

AllianceBernstein Global Thematic Growth    .75 of 1% of the first $2.5 billion,
Portfolio                                   .65 of 1% of the excess over $2.5
                                            billion up to $5 billion and .60 of
                                            1% of the excess over $5 billion

AllianceBernstein Small Cap Growth          .75 of 1% of the first $2.5 billion,
Portfolio                                   .65 of 1% of the excess over $2.5
                                            billion up to $5 billion and .60 of
                                            1% of the excess over $5 billion

AllianceBernstein Real Estate Investment    .55 of 1% of the first $2.5 billion,
Portfolio                                   .45 of 1% of the excess over $2.5
                                            billion up to $5 billion and .40 of
                                            1% of the excess over $5 billion

AllianceBernstein International Value       .75 of 1% of the first $2.5 billion,
Portfolio                                   .65 of 1% of the excess over $2.5
                                            billion up to $5 billion and .60 of
                                            1% of the excess over $5 billion

AllianceBernstein Small/Mid Cap Value       .75 of 1% of the first $2.5 billion,
Portfolio                                   .65 of 1% of the excess over $2.5
                                            billion up to $5 billion and .60 of
                                            1% of the excess over $5 billion

AllianceBernstein Value Portfolio           .55 of 1% of the first $2.5 billion,
                                            .45 of 1% of the excess over $2.5
                                            billion up to $5 billion and .40 of
                                            1% of the excess over $5 billion

AllianceBernstein Balanced Wealth Strategy  .55 of 1% of the first $2.5 billion,
Portfolio                                   .45 of 1% of the excess over $2.5
                                            billion up to $5 billion and .40 of
                                            1% of the excess over $5 billion


            These fees are accrued daily and paid monthly. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses do not, on an annual basis, exceed the amount indicated for the classes and Portfolios listed below:

                     Portfolios                                Expense Caps
                     ----------                                ------------

AllianceBernstein International Value Portfolio             Class A      1.20%
                                                            Class B      1.45%

AllianceBernstein Small/Mid Cap Value Portfolio             Class A      1.20%
                                                            Class B      1.45%

AllianceBernstein Value Portfolio                           Class A      1.20%
                                                            Class B      1.45%

AllianceBernstein Balanced Wealth Strategy Portfolio        Class A      .75%
                                                            Class B      1.00%

            This waiver extends through May 1, 2012 for the AllianceBernstein International Value Portfolio, the AllianceBernstein Small/Mid Cap Value Portfolio, the AllianceBernstein Value Portfolio and the AllianceBernstein Balanced Wealth Strategy Portfolio, and may be extended by the Adviser for additional one-year terms.

            The following table shows, for each Portfolio, the amounts the Adviser received for such services for the last three fiscal years (or since commencement of operations).

                                                   FISCAL
                                                   YEAR END          AMOUNT
PORTFOLIO                                          DECEMBER 31       RECEIVED
---------                                         ------------      ---------

AllianceBernstein Money Market Portfolio

                                                    2008            $240,868
                                                    2009            $146,179
                                                    2010            $0

AllianceBernstein Intermediate Bond
Portfolio

                                                    2008            $721,746
                                                    2009            $757,228
                                                    2010            $756,946

AllianceBernstein Large Cap Growth
Portfolio

                                                    2008            $4,335,070
                                                    2009            $2,923,096
                                                    2010            $3,074,645

AllianceBernstein Growth and Income
Portfolio

                                                    2008            $8,731,033
                                                    2009            $5,444,254
                                                    2010            $5,452,055

AllianceBernstein Growth Portfolio

                                                    2008            $1,048,116
                                                    2009            $679,394
                                                    2010            $716,734

AllianceBernstein International Growth
Portfolio

                                                    2008            $1,370,445
                                                    2009            $1,064,253
                                                    2010            $1,406,212

AllianceBernstein Global Thematic Growth
Portfolio

                                                    2008            $1,519,235
                                                    2009            $1,207,404
                                                    2010            $1,437,042

AllianceBernstein Small Cap Growth
Portfolio

                                                    2008            $378,731
                                                    2009            $238,970
                                                    2010            $314,995

AllianceBernstein Real Estate Investment
Portfolio

                                                    2008            $316,942
                                                    2009            $201,881
                                                    2010            $378,158

AllianceBernstein Small/Mid Cap Value
Portfolio

                                                    2008            $2,913,406
                                                    2009            $2,447,211
                                                    2010            $3,552,405

AllianceBernstein Value Portfolio

                                                    2008            $1,557,699
                                                    2009            $1,085,102
                                                    2010            $1,135,415

AllianceBernstein International Value
Portfolio

                                                    2008            $18,913,851
                                                    2009            $13,880,117
                                                    2010            $11,570,726

AllianceBernstein Balanced Wealth Strategy
Portfolio

                                                    2008            $1,410,343
                                                    2009            $2,339,309
                                                    2010            $2,985,277

            The amounts received in the table above are net of the amounts the Adviser waived under a contractual fee waiver or otherwise. Amounts waived were:

                                                          AMOUNT WAIVED UNDER
                                                           CONTRACTUAL FEE
                                                          WAIVER OR OTHERWISE
                                                         --------------------

AllianceBernstein Money Market Portfolio
                                                           2008     $        0
                                                           2009     $  148,518*
                                                           2010     $  247,180**

AllianceBernstein Balanced Wealth Strategy Portfolio
                                                           2008     $   33,502
                                                           2009     $        0
                                                           2010     $        0

--------
*     Voluntary waiver excludes administrative fee waiver.
** Voluntary waiver excludes administrative fee waiver. The Adviser reimbursed the Portfolio an additional amount of $14,095 in 2010 for certain of its non-advisory expenses.


            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Unconstrained Bond Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Ibero-America Fund, Inc., all registered closed-end investment companies.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' PORTFOLIO MANAGERS

            Additional information regarding the investment professional(s)(3) primarily responsible for the day-to-day management of each Portfolio's portfolio may be found below. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios - Portfolio Managers" in the Portfolio's prospectus.

--------
(3) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular Portfolio will vary from Portfolio to Portfolio.

            None of the investment professionals identified below owned any equity securities of the Portfolio directly or indirectly because shares of the Portfolio are held through the separate accounts of certain life insurance companies (the "Insurers").

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO

            The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser's U.S. Core Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2010.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                     Total          Total           Registered     Registered
                     Number of      Assets of       Investment     Investment
                     Registered     Registered      Companies      Companies
                     Investment     Investment      Managed with   Managed with
                     Companies      Companies       Performance-   Performance-
Portfolio Manager    Managed        Managed         based Fees     based Fees
-----------------    ----------  ---------------    ------------   ------------

Paul J. DeNoon           89      $22,710,000,000         1         $16,000,000
Shawn E. Keegan          46      $10,070,000,000        None           None
Alison M. Martier        45      $ 9,828,000,000        None           None
Douglas J. Peebles      121      $25,741,000,000         1         $16,000,000
Greg J. Wilensky        107      $12,970,000,000         1         $16,000,000

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                     Total          Total          Pooled         Pooled
                     Number of      Assets of      Investment     Investment
                     Pooled         Pooled         Vehicles       Vehicles
                     Investment     Investment     Managed with   Managed with
                     Vehicles       Vehicles       Performance-   Performance-
Portfolio Manager    Managed        Managed        based Fees     based Fees
-----------------    ----------  ---------------   ------------   ------------

Paul J. DeNoon          102      $31,931,000,000        4         $1,325,000,000
Shawn E. Keegan          46      $10,070,000,000      None             None
Alison M. Martier        42      $   250,000,000      None             None
Douglas J. Peebles      150      $45,314,000,000        4         $1,325,000,000
Greg J. Wilensky         85      $ 2,917,000,000        4         $1,325,000,000

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                     Total          Total          Other          Other
                     Number of      Assets of      Accounts       Accounts
                     Other          Other          Managed with   with
                     Accounts       Accounts       Performance-   Performance-
Portfolio Manager    Managed        Managed        based Fees     based Fees
-----------------    ----------  ---------------   ------------   ------------

Paul J. DeNoon          227      $33,434,000,000         6        $2,794,000,000
Shawn E. Keegan         187      $52,289,000,000         4        $2,105,000,000
Alison M. Martier        78      $ 6,329,000,000         1        $  130,000,000
Douglas J. Peebles      406      $86,459,000,000        10        $5,069,000,000
Greg J. Wilensky        175      $10,795,000,000         2        $  815,000,000


ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's U.S. Large Cap Growth Portfolio Oversight Group. Mr. P. Scott Wallace, Mr. David F. Randell, Mr. Joseph R. Elegante and Mr. Jason P. Ley are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. David F. Randell, Mr. P. Scott Wallace, Mr. Joseph R. Elegante and Mr. Jason P. Ley also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2010.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                     Total          Total           Registered     Registered
                     Number of      Assets of       Investment     Investment
                     Registered     Registered      Companies      Companies
                     Investment     Investment      Managed with   Managed with
                     Companies      Companies       Performance-   Performance-
Portfolio Manager    Managed        Managed         based Fees     based Fees
-----------------    ----------  ---------------    ------------   ------------

P. Scott Wallace          51     $5,706,000,000        None            None
David F. Randell          51     $5,706,000,000        None            None
Joseph R. Elegante        51     $5,706,000,000        None            None
Jason P. Ley              51     $5,706,000,000        None            None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                     Total          Total          Pooled         Pooled
                     Number of      Assets of      Investment     Investment
                     Pooled         Pooled         Vehicles       Vehicles
                     Investment     Investment     Managed with   Managed with
                     Vehicles       Vehicles       Performance-   Performance-
Portfolio Manager    Managed        Managed        based Fees     based Fees
-----------------    ----------  ---------------   ------------   ------------

P. Scott Wallace         49      $521,000,000         None            None
David F. Randell         49      $521,000,000         None            None
Joseph R. Elegante       49      $521,000,000         None            None
Jason P. Ley             49      $521,000,000         None            None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                     Total          Total          Other          Other
                     Number of      Assets of      Accounts       Accounts
                     Other          Other          Managed with   with
                     Accounts       Accounts       Performance-   Performance-
Portfolio Manager    Managed        Managed        based Fees     based Fees
-----------------    ----------  ---------------   ------------   ------------

P. Scott Wallace      32,528     $16,916,000,000       None           None
David F. Randell      32,528     $16,916,000,000       None           None
Joseph R. Elegante    32,528     $16,916,000,000       None           None
Jason P. Ley          32,528     $16,916,000,000       None           None

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

            Mr. Frank Caruso is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. Mr. Caruso does not own any equity securities of the Portfolio directly or indirectly because shares of the Portfolio are held through the separate accounts of certain Insurers. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Caruso also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2010.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                Number of          Total Assets
                                                Registered         of Registered
                                                Investment         Investment
                          Total Assets of       Companies          Companies
Total Number of           Registered            Managed with       Managed with
Registered Investment     Investment            Performance-       Performance-
Companies Managed         Companies Managed     based Fees         based Fees
-----------------         -----------------     -------------      ------------

       6                    $3,684,000,000          None               None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                Number of          Total Assets
                                                Pooled             of Pooled
                                                Investment         Investment
                          Total Assets          Vehicles           Vehicles
Total Number of           of Pooled             Managed with       Managed with
Pooled Investment         Investment            Performance-       Performance-
Vehicles Managed          Vehicles Managed      based Fees         based Fees
-----------------         -----------------     ------------       -------------

       2                    $11,000,000             None               None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                              Number               Total Assets
                                              of Other             of Other
                          Total Assets of     Accounts Managed     Accounts with
Total Number of Other     Other Accounts      with Performance-    Performance-
Accounts Managed          Managed             based Fees           based Fees
---------------------     ---------------     -----------------    -------------

      21                    $777,000,000          None                  None

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's U.S. Growth Team. Mr. Frank V. Caruso and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2010.



--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                    Total          Total            Registered     Registered
                    Number of      Assets of        Investment     Investment
                    Registered     Registered       Companies      Companies
                    Investment     Investment       Managed with   Managed with
                    Companies      Companies        Performance-   Performance-
Portfolio Manager   Managed        Managed          based Fees     based Fees
-----------------   ----------   --------------     ------------   ------------

Frank V. Caruso         6        $4,594,000,000         None           None
Vadim Zlotnikov        68        $8,917,000,000         None           None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                    Total          Total            Pooled         Pooled
                    Number of      Assets of        Investment     Investment
                    Pooled         Pooled           Vehicles       Vehicles
                    Investment     Investment       Managed with   Managed with
                    Vehicles       Vehicles         Performance-   Performance-
Portfolio Manager   Managed        Managed          based Fees     based Fees
-----------------   ----------   ---------------    ------------   ------------

Frank V. Caruso        2         $    11,000,000        None           None
Vadim Zlotnikov      170         $10,075,000,000         6         $299,000,000

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                    Total          Total            Other          Other
                    Number of      Assets of        Accounts       Accounts
                    Other          Other            Managed with   with
                    Accounts       Accounts         Performance-   Performance-
Portfolio Manager   Managed        Managed          based Fees     based Fees
-----------------   ----------   ---------------    ------------   ------------

Frank V. Caruso        21         $   777,000,000        None          None
Vadim Zlotnikov       289         $13,686,000,000         21      $1,701,000,000

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH PORTFOLIO

            The day-to-day management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Global Thematic Growth Portfolio Oversight Group, headed by Ms. Catherine D. Wood and comprised of representatives of the Adviser's Global Economic Research Team, Growth Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Ms. Catherine D. Wood, Ms. Amy P. Raskin, Mr. Joseph G. Carson and Mr. Vadim Zlotnikov also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2010.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                    Total          Total            Registered     Registered
                    Number of      Assets of        Investment     Investment
                    Registered     Registered       Companies      Companies
                    Investment     Investment       Managed with   Managed with
                    Companies      Companies        Performance-   Performance-
Portfolio Manager   Managed        Managed          based Fees     based Fees
-----------------   ----------   --------------     ------------   ------------

Catherine D. Wood       5        $2,047,000,000         None           None
Amy P. Raskin           3        $1,290,000,000         None           None
Joseph G. Carson        3        $1,290,000,000         None           None
Vadim Zlotnikov        68        $8,808,000,000         None           None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                    Total          Total            Pooled         Pooled
                    Number of      Assets of        Investment     Investment
                    Pooled         Pooled           Vehicles       Vehicles
                    Investment     Investment       Managed with   Managed with
                    Vehicles       Vehicles         Performance-   Performance-
Portfolio Manager   Managed        Managed          based Fees     based Fees
-----------------   ----------   ---------------    ------------   ------------

Catherine D. Wood     41         $  3,923,000,000       None           None
Amy P. Raskin         41         $  3,923,000,000       None           None
Joseph G. Carson      41         $  3,923,000,000       None           None
Vadim Zlotnikov      170         $ 10,075,000,000        6          $299,000,000

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                    Total          Total            Other          Other
                    Number of      Assets of        Accounts       Accounts
                    Other          Other            Managed with   with
                    Accounts       Accounts         Performance-   Performance-
Portfolio Manager   Managed        Managed          based Fees     based Fees
-----------------   ----------   ---------------    ------------   ------------

Catherine D. Wood     119         $  1,302,000,000       None          None
Amy P. Raskin         114         $    729,000,000       None          None
Joseph G. Carson      114         $    729,000,000       None          None
Vadim Zlotnikov       289         $ 13,686,000,000        21      $1,701,000,000


ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolios are made by the Multi-Asset Solutions Team. Mr. Seth J. Masters, Mr. Dokyoung Lee, Mr. Thomas J. Fontaine, Mr. Christopher H. Nikolich and Mr. Patrick J. Rudden are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day responsibilities for coordinating investments. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2010.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                    Total          Total            Registered     Registered
                    Number of      Assets of        Investment     Investment
                    Registered     Registered       Companies      Companies
                    Investment     Investment       Managed with   Managed with
                    Companies      Companies        Performance-   Performance-
Portfolio Manager   Managed        Managed          based Fees     based Fees
-----------------   ----------   --------------     ------------   ------------

Seth J. Masters        76        $45,379,000,000        None           None
Dokyoung Lee           60        $23,889,000,000        None           None
Thomas J. Fontaine     16        $ 7,744,000,000        None           None
Christopher H.
Nikolich               16        $ 7,744,000,000        None           None
Patrick J. Rudden      70        $39,732,000,000        None           None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                    Total          Total            Pooled         Pooled
                    Number of      Assets of        Investment     Investment
                    Pooled         Pooled           Vehicles       Vehicles
                    Investment     Investment       Managed with   Managed with
                    Vehicles       Vehicles         Performance-   Performance-
Portfolio Manager   Managed        Managed          based Fees     based Fees
-----------------   ----------   ---------------    ------------   ------------

Seth J. Masters      448         $13,673,000,000         13        $634,000,000
Dokyoung Lee         443         $13,357,000,000         13        $634,000,000
Thomas J. Fontaine    12         $ 4,146,000,000        None           None
Christopher H.
Nikolich              12         $ 4,146,000,000        None           None
Patrick J. Rudden    448         $13,673,000,000         13        $634,000,000

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                                 Total
                                                  Number of      Assets of
                    Total        Total            Other          Other
                    Number of    Assets of        Accounts       Accounts
                    Other        Other            Managed with   with
                    Accounts     Accounts         Performance-   Performance-
Portfolio Manager   Managed      Managed          based Fees     based Fees
-----------------   ----------  --------------    ------------   ------------
Seth J. Masters        149      $30,896,000,000        131       $27,393,000,000
Dokyoung Lee           100      $18,884,000,000         82       $15,380,000,000
Thomas J. Fontaine    None           None              None           None
Christopher H.
Nikolich              None           None              None           None
Patrick J. Rudden      145      $38,765,000,000        145       $30,765,000,000


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the International Growth Portfolio Oversight Group, which is comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team. Mr. Christopher M. Toub, Mr. Tassos M. Stassopoulos, Mr. William A. Johnston, and Mr. Robert Alster are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2010.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                   Number of      Total Assets
                       Total          Total        Registered     of Registered
                       Number of      Assets of    Investment     Investment
                       Registered     Registered   Companies      Companies
                       Investment     Investment   Managed with   Managed with
                       Companies      Companies    Performance-   Performance-
Portfolio Manager      Managed        Managed      based Fees     based Fees
-----------------      ----------  --------------  -------------  -------------

Christopher M. Toub      55        $5,524,000,000    None             None
Tassos M.
Stassopoulos              1        $1,743,000,000    None             None
William A. Johnston      55        $7,444,000,000    None             None
Robert Alster             3        $1,898,000,000    None             None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                   Number         Total Assets
                       Total          Total        of Pooled      of Pooled
                       Number         Assets       Investment     Investment
                       of Pooled      of Pooled    Vehicles       Vehicles
                       Investment     Investment   Managed with   Managed with
                       Vehicles       Vehicles     Performance-   Performance-
Portfolio Manager      Managed        Managed      based Fees     based Fees
-----------------      ----------  -------------   ------------   ------------

Christopher M. Toub     135       $ 6,237,000,000       6         $299,000,000
Tassos M.
Stassopoulos              3       $    42,000,000     None            None
William A. Johnston     128       $ 6,179,000,000       6         $299,000,000
Robert Alster             3       $    42,000,000     None            None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                   Number
                       Total          Total        of Other       Total Assets
                       Number         Assets       Accounts       of Other
                       of Other       of Other     Managed with   Accounts with
                       Accounts       Accounts     Performance-   Performance-
Portfolio Manager      Managed        Managed      based Fees     based Fees
-----------------      -------    --------------   ----------     ----------

Christopher M. Toub      178      $12,531,000,000     24          $1,821,000,000
Tassos M.
Stassopoulos              15      $ 1,132,000,000      3          $  469,000,000
William A. Johnston      192      $14,676,000,000     26          $2,164,000,000
Robert Alster             28      $ 2,569,000,000      6          $  568,000,000

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha Lau and Mr. Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2010.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                   Number of      Total Assets
                       Total          Total        Registered     of Registered
                       Number of      Assets of    Investment     Investment
                       Registered     Registered   Companies      Companies
                       Investment     Investment   Managed with   Managed with
                       Companies      Companies    Performance-   Performance-
Portfolio Manager      Managed        Managed      based Fees     based Fees
-----------------      ----------  --------------  -------------  -------------

Bruce K. Aronow            46      $3,876,000,000      None           None
N. Kumar Kirpalani         43      $3,095,000,000      None           None
Samantha Lau               43      $3,095,000,000      None           None
Wen-Tse Tseng              43      $3,095,000,000      None           None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                   Number         Total Assets
                       Total         Total         of Pooled      of Pooled
                       Number        Assets        Investment     Investment
                       of Pooled     of Pooled     Vehicles       Vehicles
                       Investment    Investment    Managed with   Managed with
                       Vehicles      Vehicles      Performance-   Performance-
Portfolio Manager      Managed       Managed       based Fees     based Fees
-----------------      ----------    -------       ----------     ----------

Bruce K. Aronow            52      $106,000,000        None            None
N. Kumar Kirpalani         51      $104,000,000        None            None
Samantha Lau               51      $104,000,000        None            None
Wen-Tse Tseng              51      $104,000,000        None            None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                   Number
                       Total          Total        of Other       Total Assets
                       Number         Assets       Accounts       of Other
                       of Other       of Other     Managed with   Accounts with
                       Accounts       Accounts     Performance-   Performance-
Portfolio Manager      Managed        Managed      based Fees     based Fees
-----------------      -------    --------------   ----------     ----------

Bruce K. Aronow          129      $6,345,000,000       3          $376,000,000
N. Kumar Kirpalani       120      $4,990,000,000       3          $376,000,000
Samantha Lau             120      $4,990,000,000       3          $376,000,000
Wen-Tse Tseng            120      $4,990,000,000       3          $376,000,000

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the REIT Senior Investment Management Team. Ms. Teresa Marziano, Ms. Diane Won and Mr. Prashant Tewari are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2010.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                   Number of      Total Assets
                       Total          Total        Registered     of Registered
                       Number of      Assets of    Investment     Investment
                       Registered     Registered   Companies      Companies
                       Investment     Investment   Managed with   Managed with
                       Companies      Companies    Performance-   Performance-
Portfolio Manager      Managed        Managed      based Fees     based Fees
-----------------      ----------  --------------  -------------  -------------

Teresa Marziano           42       $2,104,000,000      None           None
Prashant Tewari           42       $2,104,000,000      None           None
Diane Won                 42       $2,104,000,000      None           None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                   Number         Total Assets
                       Total         Total         of Pooled      of Pooled
                       Number        Assets        Investment     Investment
                       of Pooled     of Pooled     Vehicles       Vehicles
                       Investment    Investment    Managed with   Managed with
                       Vehicles      Vehicles      Performance-   Performance-
Portfolio Manager      Managed       Managed       based Fees     based Fees
-----------------      ----------  ------------    ----------     ----------

Teresa Marziano           78       $238,000,000        None           None
Prashant Tewari           78       $238,000,000        None           None
Diane Won                 78       $238,000,000        None           None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                   Number
                       Total          Total        of Other       Total Assets
                       Number         Assets       Accounts       of Other
                       of Other       of Other     Managed with   Accounts with
                       Accounts       Accounts     Performance-   Performance-
Portfolio Manager      Managed        Managed      based Fees     based Fees
-----------------      -------    --------------   ----------     ----------

Teresa Marziano           4         $375,000,000       None           None
Prashant Tewari           4         $375,000,000       None           None
Diane Won                 4         $375,000,000       None           None

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the International Value Senior Investment Management Team. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Eric J. Franco are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities(4). The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2010.

--------
(4) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of eleven model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.


--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                   Number of      Total Assets
                       Total          Total        Registered     of Registered
                       Number of      Assets of    Investment     Investment
                       Registered     Registered   Companies      Companies
                       Investment     Investment   Managed with   Managed with
                       Companies      Companies    Performance-   Performance-
Portfolio Manager      Managed        Managed      based Fees     based Fees
-----------------      ----------  --------------  -------------  -------------

Sharon E. Fay             203      $32,399,000,000      3         $6,848,000,000
Kevin F. Simms            205      $32,403,000,000      3         $6,848,000,000
Henry S. D'Auria          160      $30,220,000,000      3         $6,848,000,000
Eric J. Franco             71      $13,258,000,000      1         $2,129,000,000

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                   Number         Total Assets
                       Total         Total         of Pooled      of Pooled
                       Number        Assets        Investment     Investment
                       of Pooled     of Pooled     Vehicles       Vehicles
                       Investment    Investment    Managed with   Managed with
                       Vehicles      Vehicles      Performance-   Performance-
Portfolio Manager      Managed       Managed       based Fees     based Fees
-----------------      ----------  ------------    ----------     ----------

Sharon E. Fay             327      $18,455,000,000     10         $1,334,000,000
Kevin F. Simms            341      $20,232,000,000     13         $1,392,000,000
Henry S. D'Auria          249      $18,217,000,000     10         $1,334,000,000
Eric J. Franco            122      $ 6,036,000,000      1              None

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                   Number
                       Total          Total        of Other       Total Assets
                       Number         Assets       Accounts       of Other
                       of Other       of Other     Managed with   Accounts with
                       Accounts       Accounts     Performance-   Performance-
Portfolio Manager      Managed        Managed      based Fees     based Fees
-----------------      -------    --------------   ----------     ----------

Sharon E. Fay          33,299     $80,009,000,000      62         $8,539,000,000
Kevin F. Simms         33,299     $80,009,000,000      62         $8,539,000,000
Henry S. D'Auria       33,295     $79,634,000,000      62         $8,539,000,000
Eric J. Franco            125     $16,340,000,000       8         $1,191,000,000

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Mr. James W. MacGregor, Mr. Andrew J. Weiner and Mr. Joseph G. Paul are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2010.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                   Number of      Total Assets
                       Total          Total        Registered     of Registered
                       Number of      Assets of    Investment     Investment
                       Registered     Registered   Companies      Companies
                       Investment     Investment   Managed with   Managed with
                       Companies      Companies    Performance-   Performance-
Portfolio Manager      Managed        Managed      based Fees     based Fees
-----------------      ----------  --------------  -------------  -------------

James W. MacGregor        148     $28,328,000,000       3         $6,848,000,000
Andrew J. Weiner           60     $10,896,000,000       1         $3,915,000,000
Joseph G. Paul            150     $28,332,000,000       3         $6,848,000,000

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                   Number         Total Assets
                       Total         Total         of Pooled      of Pooled
                       Number        Assets        Investment     Investment
                       of Pooled     of Pooled     Vehicles       Vehicles
                       Investment    Investment    Managed with   Managed with
                       Vehicles      Vehicles      Performance-   Performance-
Portfolio Manager      Managed       Managed       based Fees     based Fees
-----------------      ----------  ------------    ----------     ----------

James W. MacGregor        224     $12,258,000,000       6         $408,000,000
Andrew J. Weiner           50     $ 1,580,000,000     None            None
Joseph G. Paul            238     $14,035,000,000       9         $465,000,000

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                   Number
                       Total          Total        of Other       Total Assets
                       Number         Assets       Accounts       of Other
                       of Other       of Other     Managed with   Accounts with
                       Accounts       Accounts     Performance-   Performance-
Portfolio Manager      Managed        Managed      based Fees     based Fees
-----------------      -------    --------------   ----------     ----------

James W. MacGregor      33,197    $63,320,000,000       3         $6,848,000,000
Andrew J. Weiner        32,840    $18,961,000,000       1         $3,915,000,000
Joseph G. Paul          33,197    $63,320,000,000       3         $6,848,000,000

ALLIANCEBERNSTEIN VALUE PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the North American Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx, Mr. John D. Phillips, Jr. and Mr. Greg L. Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities.(5) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2010.

--------
(5) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of three model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.


--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                   Number of      Total Assets
                       Total          Total        Registered     of Registered
                       Number of      Assets of    Investment     Investment
                       Registered     Registered   Companies      Companies
                       Investment     Investment   Managed with   Managed with
                       Companies      Companies    Performance-   Performance-
Portfolio Manager      Managed        Managed      based Fees     based Fees
-----------------      ----------  --------------  -------------  -------------

Joseph G. Paul            150     $28,669,000,000      3          $6,848,000,000
Christopher W. Marx        60     $11,233,000,000      1          $3,915,000,000
John D. Phillips, Jr.      60     $11,233,000,000      1          $3,915,000,000
Greg L. Powell            148     $28,665,000,000      3          $6,848,000,000

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                   Number         Total Assets
                       Total         Total         of Pooled      of Pooled
                       Number        Assets        Investment     Investment
                       of Pooled     of Pooled     Vehicles       Vehicles
                       Investment    Investment    Managed with   Managed with
                       Vehicles      Vehicles      Performance-   Performance-
Portfolio Manager      Managed       Managed       based Fees     based Fees
-----------------      ----------  ------------    ----------     ----------

Joseph G. Paul            238     $14,035,000,000      9          $465,000,000
Christopher W. Marx        50     $ 1,580,000,000     None             None
John D. Phillips, Jr.      50     $ 1,580,000,000     None             None
Greg L. Powell            224     $12,258,000,000      6          $408,000,000

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                   Number
                       Total          Total        of Other       Total Assets
                       Number         Assets       Accounts       of Other
                       of Other       of Other     Managed with   Accounts with
                       Accounts       Accounts     Performance-   Performance-
Portfolio Manager      Managed        Managed      based Fees     based Fees
-----------------      -------    --------------   ----------     ----------

Joseph G. Paul          33,197   $63,320,000,000      43         $ 5,079,000,000
Christopher W. Marx     33,840   $18,961,000,000       5         $   181,000,000
John D. Phillips, Jr.   33,840   $18,961,000,000       5         $   181,000,000
Greg L. Powell          33,197   $63,320,000,000      43         $ 5,079,000,000

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

            Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

            To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

            (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

            (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

            (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Beginning in 2009, all deferred awards are in the form of the Adviser's publicly traded equity securities. Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

            (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan:
The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

            (v) Compensation under the Adviser's Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.

Distribution Services Agreement
-------------------------------

            The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit each Portfolio of the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Plan"). In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Portfolio and its Class B shareholders. The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved at least annually by a majority of the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Plan or in any agreement relating to the Plan ("Qualified Directors") and by a vote of a majority of the entire Board at a meeting called for that purpose. Most recently, continuance of the Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not parties to the Agreement or interested persons of such party, at a meeting held on May 4-6, 2010.

            All material amendments to the Plan will become effective only on approval as specified in the preceding paragraph and the Plan may not be amended in order to materially increase the costs that the Portfolios may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of the Class B shares of the Portfolios.

            The Agreement may be terminated with respect to a Portfolio at any time on 60 days' written notice by ABI or by vote of a majority of the outstanding voting securities of the Portfolio or Class B or by vote of a majority of the Qualified Directors without payment of any penalty. The Agreement will terminate automatically in the event of an assignment. The Plan is of a type known as a "compensation plan", which means that it compensates the distributor for services rendered even if the amount paid exceeds the distributor's expenses.

            In the event that the Agreement is terminated by either party or not continued with respect to the Class B shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to Class B shares of such Portfolio and
(ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class.

            During the fiscal year ended December 31, 2010, the AllianceBernstein Money Market Portfolio, AllianceBernstein Intermediate Bond Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein Growth Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Global Thematic Growth Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Small/Mid Cap Value Portfolio, AllianceBernstein Value Portfolio and AllianceBernstein Balanced Wealth Strategy Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating, $82,580 (of this amount, the Adviser voluntarily waived $82,580 for the fiscal year ended December 31,
2010), $102,923, $538,818, $1,976,988, $148,965, $175,396, $328,056, $44,470,
$34,124, $3,527,324, $802,011, $512,092 and $1,184,285, respectively, which constituted approximately .25% of each Portfolio's aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described above aggregating $324,025, $292,991, $833,876, $1,530,995, $462,708, $377,819, $529,003, $389,165, $52,496,
$2,697,792, $928,345, $747,191 and $1,344,540 for the AllianceBernstein Money
Market Portfolio, AllianceBernstein Intermediate Bond Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein Growth Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Global Thematic Growth Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Small/Mid Cap Value Portfolio, AllianceBernstein Value Portfolio and AllianceBernstein Balanced Wealth Strategy Portfolio, respectively.

            For the fiscal year ended December 31, 2010, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:

                                      Alliance      Alliance       Alliance
                       Alliance       Bernstein     Bernstein      Bernstein
                       Bernstein      Intermediate  Large Cap      Growth and
                       Money Market   Bond          Growth         Income
Category of Expense    Portfolio      Portfolio     Portfolio      Portfolio
-------------------   ----------     ----------    ----------     ----------

Advertising/
Marketing                   $58            $3            $86           $103

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders             $114,135       $213,032      $927,874      $2,846,904

Compensation to
Underwriters             $111,545       $98,730       $238,880       $358,966

Compensation to
Dealers                   $49,350       $42,526       $103,077       $150,538

Compensation to Sales
Personnel                   $0             $0            $0             $0

Interest, Carrying or
Other Financing
Charges                     $0             $0            $0             $0

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                 $48,927       $41,623       $102,778       $151,471

Totals                   $324,025       $395,914     $1,372,695     $3,507,982

                                                     Alliance
                                      Alliance       Bernstein      Alliance
                       Alliance       Bernstein      Global         Bernstein
                       Bernstein      International  Thematic       Small Cap
                       Growth         Growth         Growth         Growth
Category of Expense    Portfolio      Portfolio      Portfolio      Portfolio
-------------------   ----------     ----------      ----------     ----------

Advertising/
Marketing                   $7            $137           $85            $38

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders             $338,301       $333,380      $581,532       $188,731

Compensation to
Underwriters             $146,418       $119,445      $147,470       $131,090

Compensation to
Dealers                   $63,735       $49,799        $63,818        $57,181

Compensation to Sales
Personnel                   $0             $0            $0             $0

Interest, Carrying or
Other Financing
Charges                     $0             $0            $0             $0

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                 $63,212       $50,454        $64,153        $56,594

Totals                   $611,673      $553,215       $857,058       $433,634

                       Alliance       Alliance       Alliance
                       Bernstein      Bernstein      Bernstein      Alliance
                       Real Estate    International  Small/Mid Cap  Bernstein
                       Investment     Value          Value          Value
Category of Expense    Portfolio      Portfolio      Portfolio      Portfolio
-------------------   ----------     ----------      ----------     ---------

Advertising/
Marketing                   $19           $196           $98            $85

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders              $54,600     $5,075,835    $1,280,944       $861,536

Compensation to
Underwriters              $17,746       $623,317      $242,550       $215,766

Compensation to
Dealers                   $7,167        $260,945      $103,279        $90,330

Compensation to Sales
Personnel                   $0             $0            $0             $0

Interest, Carrying or
Other Financing
Charges                     $0             $0            $0             $0

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                  $7,089       $264,821      $103,485        $91,566

Totals                    $86,621     $6,225,114    $1,730,356     $1,259,283


                         Alliance Bernstein
                         Balanced Wealth
Category of Expense      Strategy Portfolio
-------------------      ------------------

Advertising/
Marketing                   $         138

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                $   1,873,771

Compensation to
Underwriters                $     353,665

Compensation to
Dealers                     $     149,954

Compensation to Sales
Personnel                   $           0

Interest, Carrying or
Other Financing
Charges                     $           0

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                   $     151,297

Totals                      $   2,528,825


--------------------------------------------------------------------------------

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in the Portfolios' Prospectuses under the heading "Investing in the Portfolios".

            Shares of each Portfolio are offered at NAV on a continuous basis to the separate accounts of the Insurers without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

            The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices".

Frequent Purchase and Sales of Portfolio Shares
-----------------------------------------------

            The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices. Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

            Risks Associated with Excessive or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading attributable to particular Contractholders in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.

            Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.

            Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.

            Money market funds generally are not effective vehicles for short-term trading activity, and therefore the risks relating to short-term trading activity are correspondingly lower for the Money Market Portfolio.

            Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund seeks to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or AllianceBernstein Investor Services, Inc. ("ABIS") Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

            Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurers' omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

            Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurers' omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the Contractholder effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

            Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. The Portfolios apply their surveillance procedures to Insurers. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.

Redemption of Shares
--------------------

            An insurance company separate account may redeem all or any portion of the shares in its account at any time at the NAV next determined after a redemption request in the proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of NAV that day. There is no redemption charge. The redemption proceeds will normally be sent within seven days.

            The right of redemption may be suspended or the date or payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolios. For information regarding how to redeem shares in the Portfolios, please see your insurance company's separate account prospectus.

            The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

Payments to Financial Intermediaries
------------------------------------

            Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any Rule 12b-1 fee that you or the Portfolios may pay.

            In the case of Class B shares, up to 100% of the Rule 12b-1 fee applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

            Insurers or your financial intermediary receives compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     Rule 12b-1 fees;

            o     defrayal of costs for educational seminars and training;

            o     additional distribution support; and

            o payments related to providing Contractholder recordkeeping and/or administrative services.

            Please read your Portfolio's Prospectus carefully for information on this compensation.

            ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

            Other Payments for Educational Support and Distribution Assistance. In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

            For 2011, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million, for distribution services and education support related to the AllianceBernstein Mutual Funds.

            If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

            Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Funds, the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

            ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

         AXA Advisors
         Genworth Financial
         Lincoln Financial Distributors
         Pacific Life Insurance Co.
         Prudential
         RiverSource Distributors
         SunLife Financial
         The Hartford
         Transamerica Capital

            Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund Shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------

            For all of the Portfolios, with the exception of AllianceBernstein Money Market Portfolio, the NAV of each Portfolio is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share NAV is calculated by dividing the value of a Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

            In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board ("Pricing Policies"), portfolio securities are valued at current market value or at fair value as determined in accordance with procedures established by, and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined as follows:

                (a) a security listed on the Exchange, on other national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on that day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

                (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

                (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

                (d) a listed put or call option is valued at the last sale price. If there has been no sale on the relevant business day, the security is valued at the closing bid price on that day;

                (e) a currency option is valued using third party pricing models;

                (f) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

                (g) a security traded in the over-the-counter market, including a security listed on a national securities exchange whose principal market is over-the-counter (as determined by the Adviser) is valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable source(s);

                (h) a right is valued at the last traded price provided by pricing services;

                (i) a warrant is valued at the last traded price provided by pricing services. In instances when a price can not be obtained through such pricing services warrants will be valued using the last traded price if available or broker bids;

                (j) a U.S. government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Adviser determines that this method does not represent fair value;

                (k) a fixed-income security is valued on the basis of bid prices provided by a pricing service when the Adviser believes that such prices reflect the fair market value of the security. The prices provided by a pricing service may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing service does not exist for a security or prices for a security are not available from a pricing source, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

                (l) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Adviser believes that these prices reflect the market value of the security. In cases in which broker-dealer quotes are obtained, the Adviser has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

                (m) bank loans are valued on the basis of bid prices provided by a pricing service;

                (n) forward and spot currency pricing is provided by pricing services;

                (o) a swap is valued by the Adviser utilizing various external sources to obtain inputs for variables in pricing models; and

                (p) open-end mutual funds are valued at the closing NAV per share and closed-end funds and exchange-traded funds are valued at the closing market price per share.

            Each Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Subject to its oversight, the Board has delegated responsibility for valuing that Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value a Portfolio's assets on behalf of the respective Portfolio. The Valuation Committee values Portfolio assets as described above.

            Each Portfolio may suspend the determination of its NAV (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining each Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares and Class B shares will be invested together in a single portfolio for each Portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Portfolio in accordance with Rule 18f-3 under the 1940 Act (the "18f-3 Plan").

            The AllianceBernstein Money Market Portfolio utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the NAV of the Portfolio calculated by using available market quotations or market equivalents deviates from NAV based on amortized cost. If such deviation as to the Portfolio exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, should be initiated. In the event the Directors determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares of the Portfolio; or (3) establishing a NAV per share of the Portfolio by using available market quotations or equivalents. The NAV of the shares of the Portfolio is determined as of the close of business each Fund business day (generally 4:00 p.m., Eastern Time).

            The assets attributable to the Class A shares and Class B shares of the Portfolio, will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of the 18f-3 Plan.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and of placing of orders for portfolio transactions of the Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

            Neither the Portfolios nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Portfolio, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Portfolio. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e) of the Exchange Act and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Portfolios.

            The extent to which commissions that will be charged by broker-dealers selected by a Portfolio may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolio places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Portfolio; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Portfolio.

            A Portfolio may deal in some instances in equity securities which are not listed on a national securities exchange but are traded in the over-the-counter market. In addition, most transactions for the AllianceBernstein Intermediate Bond Portfolio and the AllianceBernstein Money Market Portfolio are executed in the over-the-counter market. Where transactions are executed in the over-the-counter market, a Portfolio will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolio will attempt to negotiate best execution.

            Investment decisions for a Portfolio are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Portfolio and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by a Portfolio or the size of the position obtainable for the Portfolio.

            Allocations are made by the officers of a Portfolio or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department for the Adviser.

            The Portfolios' portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

            The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co. and Sanford C. Bernstein Limited, affiliates of the Adviser (the "Affiliated Brokers"). In such instances, the placement of orders with such brokers would be consistent with each Portfolio's objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            The following table shows the brokerage commissions paid on investment transactions for the last three fiscal years:

                                                                     BROKERAGE
                                                                    COMMISSION
                                      FISCAL          AGGREGATE     PAID TO THE
                                    YEAR ENDED        BROKERAGE      AFFILIATED
PORTFOLIO                          DECEMBER 31     COMMISSION PAID    BROKER
---------                          -----------    ----------------  ------------

AllianceBernstein Money Market
Portfolio
                                    2008          $         0         $      0
                                    2009          $         0         $      0
                                    2010          $         0         $      0

AllianceBernstein Intermediate
Bond Portfolio
                                    2008          $     2,190         $      0
                                    2009          $       718         $      0
                                    2010          $         0         $      0

AllianceBernstein Large Cap
Growth Portfolio
                                    2008          $   600,538         $       0
                                    2009          $   500,928         $       0
                                    2010          $   535,536         $     427

AllianceBernstein Growth and
Income Portfolio
                                    2008          $ 5,162,851         $  62,028
                                    2009          $ 2,249,648         $ 277,188
                                    2010          $ 1,259,175(1)      $     496

AllianceBernstein Growth
Portfolio
                                    2008          $   191,505         $     973
                                    2009          $   210,790         $   3,525
                                    2010          $   138,028(2)      $     131

AllianceBernstein International
Growth Portfolio
                                    2008          $   394,083         $       0
                                    2009          $   352,427         $       0
                                    2010          $   477,109(3)      $       0

AllianceBernstein Global Thematic
Growth Portfolio
                                    2008          $   636,121         $       0
                                    2009          $   600,953         $   1,312
                                    2010          $   506,110         $      75

AllianceBernstein Small Cap
Growth Portfolio
                                    2008          $   143,217         $     132
                                    2009          $   100,309         $       6
                                    2010          $    93,410         $     742

AllianceBernstein Real Estate
Investment Portfolio
                                    2008          $    35,469         $       0
                                    2009          $    44,435         $       0
                                    2010          $   134,670(4)      $     108

AllianceBernstein International
Value Portfolio
                                    2008          $ 2,286,217         $  25,309
                                    2009          $ 1,997,848         $   2,586
                                    2010          $ 1,897,893         $  14,801

AllianceBernstein Small/Mid Cap
Value Portfolio
                                    2008          $   428,980         $       0
                                    2009          $   474,667         $       0
                                    2010          $   668,406         $       0

AllianceBernstein Value Portfolio
                                    2008          $   135,060         $       0
                                    2009          $   249,233         $       0
                                    2010          $   292,823         $       0

AllianceBernstein Balanced Wealth
Strategy Portfolio
                                    2008          $   225,528         $     207
                                    2009          $   370,234         $       0
                                    2010          $   490,114(5)      $     137


--------

(1) The aggregate brokerage commissions paid by the Portfolio decreased materially in 2010 due to more efficient trading practices.

(2) The aggregate brokerage commissions paid by the Portfolio decreased materially in 2010 due to more efficient trading practices.

(3)   The  aggregate  brokerage  commissions  paid  by  the  Portfolio increased
      materially   during  2010  due  to  a  repositioning  of  the  Portfolio's portfolio.

(4) The aggregate brokerage commissions paid by the Portfolio increased materially in 2010 due to an increase in the Portfolio's assets.

(5) The aggregate brokerage commissions paid by the Portfolio increased materially in 2010 due to an increase in the Portfolio's assets.

            The following table shows the brokerage commissions allocated to persons or firms supplying research commissions to a Portfolio or the Adviser for the last fiscal year.

PORTFOLIO                                                    COMMISSION PAID
---------                                                   ---------------

AllianceBernstein Money Market Portfolio                       $           0

AllianceBernstein Intermediate Bond Portfolio                  $           0

AllianceBernstein Large Cap Growth Portfolio                   $     236,490

AllianceBernstein Growth and Income Portfolio                  $     628,951

AllianceBernstein Growth Portfolio                             $      71,323

AllianceBernstein International Growth Portfolio               $     168,536

AllianceBernstein Global Thematic Growth Portfolio             $     204,708

AllianceBernstein Small Cap Growth Portfolio                   $      45,961

AllianceBernstein Real Estate Investment Portfolio             $      87,413

AllianceBernstein International Value Portfolio                $     678,759

AllianceBernstein Small/Mid Cap Value Portfolio                $     347,831

AllianceBernstein Value Portfolio                              $     148,227

AllianceBernstein Balanced Wealth Strategy Portfolio           $     226,706

            During the most recent fiscal year, the percentage of the aggregate brokerage commission paid by each Portfolio to the Affiliated Brokers and the percentage of each Portfolio's aggregate brokerage commissions paid to and the aggregate dollar amount of transactions involving the payment of commissions through the Affiliated Brokers was as follows:

                                                                % OF AGGREGATE
                                                               DOLLAR AMOUNT OF
                                                                 TRANSACTIONS
                                                                 INVOLVING THE
                                           % OF AGGREGATE         PAYMENT OF
                                        BROKERAGE COMMISSION      COMMISSIONS
                                               PAID TO              THROUGH
                                           THE AFFILIATED       THE AFFILIATED
PORTFOLIO                                      BROKERS              BROKERS
---------                               ---------------------  -----------------

AllianceBernstein Money Market                     0%                0%
Portfolio
AllianceBernstein Intermediate Bond                0%                0%
Portfolio
AllianceBernstein Large Cap Growth              0.08%                0.05%
Portfolio
AllianceBernstein Growth and Income             0.04%                0.03%
Portfolio*
AllianceBernstein Growth Portfolio              0.09%                0.15%
AllianceBernstein International Growth             0%                0%
Portfolio
AllianceBernstein Global Thematic               0.01%                0.04%
Growth Portfolio
AllianceBernstein Small Cap Growth              0.79%                1.01%
Portfolio
AllianceBernstein Real Estate                   0.08%                0.21%
Investment Portfolio
AllianceBernstein International Value           0.78%                1.06%
Portfolio
AllianceBernstein Small/Mid Cap Value              0%                0%
Portfolio
AllianceBernstein Value Portfolio                  0%                0%
AllianceBernstein Balanced Wealth               0.03%                0.08%
Strategy Portfolio

--------

* The percentages paid to, or transactions involving payment of commissions through, the affiliated brokers decreased materially due to more efficient trading practices.

Disclosure of Portfolio Holdings
--------------------------------

            The Fund believes that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

            The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the Portfolio's holdings. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that a Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Directors determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International, RR Donnelley Financial and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Code. If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

            Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), such Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

            Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) that, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, an insurance company segregated account is permitted to look-through a Portfolio to satisfy asset diversification tests and treat its underlying securities, rather than the Portfolio, as investments subject to certain diversification limits. A Portfolio will be considered adequately diversified if no more than 55% of its assets are represented by any one investment, no more than 70% of its assets are represented by any two investments, no more than 80% of its assets are represented by any three investments and no more than 90% of its assets are represented by any four investments. For this purpose, all securities issued by an issuer are treated as a single investment. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

            For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Portfolios
-----------------------------

            The Fund was organized as a Maryland corporation in 1987 under the name "Alliance Variable Products Series Fund, Inc." The name of the Fund became "AllianceBernstein Variable Products Series Fund, Inc." on May 1, 2003.

            All shares of the Fund when duly issued will be fully paid and nonassessable. The Board is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the laws of the State of Maryland.

            If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolios would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each Portfolio in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the 12b-1 Plan(s) adopted in accordance with Rule 12b-1 under the 1940 Act. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

            There will normally be no meetings of shareholders for the purpose of electing Directors, except that, in accordance with the 1940 Act, (i) the Fund will hold a shareholders' meeting for the election of Directors at such time as less than a majority of the Directors holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board, less than two/thirds of the Directors holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board.

            Except as set forth above, the Directors shall continue to hold office and may appoint successor directors. Pursuant to an order received from the Commission, the Fund maintains participation agreements with insurance company separate accounts that obligate the insurance companies to pass any proxy solicitations through to underlying contractholders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contractholders, it is obligated to vote the shares that correspond to such contractholders in the same proportion as instructions received from all other applicable contractholders.


CLASS A SHARES
--------------
                                                          NUMBER OF      % OF
                                                          CLASS A        CLASS A
PORTFOLIO           NAME AND ADDRESS                      SHARES         SHARES
---------          -----------------                     -------        -------

AllianceBernstein   American General Life
Money Market        Insurance Company of Delaware
                    Attn: Ed Bacon
                    2727A Allen Pkwy # 4D1
                    Houston, TX 77019-2107                 13,056,574    68.20%

                    The United States Life Insurance
                    Company In the City of New York
                    Attn: Ed Bacon
                    2727 A Allen Pkwy Mail Stop 4D-1
                    Houston, TX 77019-2116                  1,522,344     7.95%

                    Union Security Insurance Company
                    Separate Account
                    Attn: Bruce Fiedler
                    P.O. Box 64284
                    St. Paul, MN 55164-0284                 3,736,118    19.52%

AllianceBernstein   American General Life
Intermediate Bond   Insurance Company of Delaware
                    Attn: Ed Bacon
                    2727A Allen Pkwy # 4D1
                    Houston, TX 77019-2107                  7,346,819    81.75%

                    The United States Life Insurance
                    Company In the City of New York
                    Attn: Ed Bacon
                    2727 A Allen Pkwy Mail Stop 4D-1
                    Houston, TX 77019-2116                    807,176     8.98%

AllianceBernstein   Allmerica Financial Life
Large Cap Growth    Insurance & Annuity Company
                    One Security Benefit Place
                    Topeka, KS  66636-1000                    397,562     5.68%

                    American General Life
                    Insurance Company of Delaware
                    Attn: Ed Bacon
                    2727 A Allen Pkwy # 4D1
                    Houston, TX 77019-2107                  1,547,269    22.12%

                    Merrill Lynch Life Insurance Company
                    ML-Life
                    4333 Edgewood Rd NE
                    Cedar Rapids, IA 52499-0001               479,316     6.85%

                    Merrill Lynch Life Insurance Company
                    ML-Retirement Plus
                    4333 Edgewood Rd NE
                    Cedar Rapids, IA  52499-0001            2,828,845    40.44%

AllianceBernstein   American General Life
Growth and Income   Insurance Company of Delaware
                    Attn: Ed Bacon
                    2727 A Allen Pkwy # 4D1
                    Houston, TX 77019-2107                  3,179,169    28.78%

                    ING Life Insurance and Annuity
                    Company
                    Attn: ING Fund Operations
                    1 Orange Way
                    Windsor, CT 06095-4773                    844,995     7.65%

                    Lincoln Life Variable Annuity
                    1300 S Clinton St
                    Fort Wayne, IN 46802-3506               3,784,111    34.25%

AllianceBernstein   American General Life
Growth              Insurance Company of Delaware
                    Attn: Ed Bacon
                    2727 A Allen Pkwy # 4D1
                    Houston, TX 77019-2107                  1,104,106    63.82%

                    The United States Life Insurance
                    Company In the City of New York
                    Attn: Ed Bacon
                    2727 A Allen Pkwy Mail Stop 4D-1
                    Houston, TX 77019-2116                    217,783    12.59%

AllianceBernstein   American General Life
International       Insurance Company of Delaware
Growth              Attn: Ed Bacon
                    2727 A Allen Pkwy # 4D1
                    Houston, TX 77019-2107                  2,281,650    34.31%

                    Great West Life & Annuity
                    Insurance Company
                    FBO Schwab Annuities
                    Attn: Investment Div
                    8515 E Orchard Rd
                    Englewood, CO 80111-5002                  937,804    14.10%

                    The Prudential Insurance
                    Company of America
                    c/o Prubenefit Laureate
                    80 Livingston Ave Bldg
                    Roseland, NJ  07068-1753                2,531,456    38.07%

AllianceBernstein   American General Life
Global Thematic     Insurance Company of Delaware
Growth              Attn: Ed Bacon
                    2727 A Allen Pkwy # 4D1
                    Houston, TX 77019-2107                  1,063,562    32.03%

                    Lincoln Life Variable Annuity
                    1300 S Clinton St
                    Fort Wayne, IN  46802-3506              1,277,970    38.49%

                    Merrill Lynch Life Insurance Company
                    ML-Retirement Plus
                    4333 Edgewood Rd NE
                    Cedar Rapids, IA 52499-0001               455,323    13.71%

                    The United States Life Insurance
                    Company In the City of New York
                    Attn: Ed Bacon
                    2727 A Allen Pkwy Mail Stop 4D-1
                    Houston, TX  77019-2116                   210,644     6.34%

AllianceBernstein   American General Life
Small Cap Growth    Insurance Company of Delaware
                    Attn: Ed Bacon
                    2727 A Allen Pkwy # 4D1
                    Houston, TX 77019-2107                  1,235,350    71.05%

                    Principal Life Insurance Co
                    Attn: Individual Accounting
                    711 High Street
                    Des Moines, IA 50392-0001                 253,764    14.60%

                    The United States Life Insurance
                    Company In the City of New York
                    Attn: Ed Bacon
                    2727 A Allen Pkwy Mail Stop 4D-1
                    Houston, TX 77019-2116                     99,082     5.70%

AllianceBernstein   American General Life
Real Estate         Insurance Company of Delaware
                    Attn: Ed Bacon
                    2727 A Allen Pkwy # 4D1
                    Houston, TX 77019-2107                  1,190,056    23.62%

                    Great West Life & Annuity
                    Insurance Company
                    FBO Schwab Annuities
                    Attn: Investment Div
                    8515 E Orchard Rd
                    Englewood, CO 80111-5002                1,166,332    23.15%

                    The Prudential Insurance
                    Company of America
                    c/o Prubenefit Laureate ROS3
                    80 Livingston Ave Bldg
                    Roseland, NJ 07068-1753                 2,344,104    46.52%

AllianceBernstein   American General Life
International Value Insurance Company of Delaware
                    Attn: Ed Bacon
                    2727 A Allen Pkwy # 4D1
                    Houston, TX 77019-2107                  1,099,635    16.86%

                    AUL American Individual Variable
                    Annuity Unit
                    One American Square
                    P.O. Box 368
                    Indianapolis, IN 46206-0368               648,797     9.95%

                    Great West Life & Annuity
                    Insurance Company
                    FBO Schwab Annuities
                    Attn: Investment Div
                    8515 E Orchard Rd
                    Englewood, CO 80111-5002                  423,964     6.50%

                    Lincoln Life Variable Annuity
                    1300 S Clinton St
                    Fort Wayne, IN  46802-3506              1,049,422    16.09%

                    National Life Group
                    Sentinel Advantage
                    1 National Life Dr
                    Montpelier, VT 05604-1000                 342,088     5.24%

                    Nationwide Life Insurance Company
                    c/o IPO Portfolio Accounting
                    P.O. Box 182029
                    Columbus, OH 43218-2029                   890,566    13.65%

                    Nationwide Life Insurance Company
                    c/o IPO Portfolio Accounting
                    P.O. Box 182029
                    Columbus, OH 43218-2029                   451,992     6.93%

                    Sun Life Assurance
                    Company of Canada (U.S.)
                    Large Case Vul Separate Acct
                    Attn:  Howard Harding
                    One Sun Life Executive Park
                    Wellesley Hills, MA 02481                 437,598     6.71%

AllianceBernstein   American General Life
Small/Mid Cap Value Insurance Company of Delaware
                    Attn: Ed Bacon
                    2727 A Allen Pkwy # 4D1
                    Houston, TX 77019-2107                  1,524,743    14.88%

                    AUL American Individual Variable
                    Annuity Unit
                    One American Square
                    P.O. Box 368
                    Indianapolis, IN 46206-0368               837,274     8.17%

                    Lincoln Life Variable Annuity
                    1300 S Clinton St
                    Fort Wayne, IN 46802-3506               4,835,442    47.19%

                    Nationwide Life Insurance Company
                    c/o IPO Portfolio Accounting
                    P.O. Box 182029
                    Columbus, OH 43218-2029                   664,107     6.48%

AllianceBernstein   Merrill Lynch Life Insurance Company
Value               ML - IVC Investors Series
                    4333 Edgewood Rd NE
                    Cedar Rapids, IA 52499-0001               131,319    81.62%

                    Merrill Lynch Life Insurance
                    Company of New York
                    MLNY - IVC Investors Series
                    4333 Edgewood Rd NE
                    Cedar Rapids, IA 52499-0001                25,644    15.94%

AllianceBernstein   American General Life
Balanced Wealth     Insurance Company of Delaware
Strategy            Attn: Ed Bacon
                    2727 A Allen Pkwy # 4D1
                    Houston, TX 77019-2107                  5,281,295    90.23%

                    The United States Life Insurance
                    Company In the City of New York
                    Attn: Ed Bacon
                    2727 A Allen Pkwy Mail Stop 4D-1
                    Houston, TX 77019-2116                    356,976     6.10%

CLASS B SHARES
--------------
                                                          NUMBER OF      % OF
                                                          CLASS A        CLASS A
PORTFOLIO              NAME AND ADDRESS                   SHARES         SHARES
---------              -----------------                  -------        -------

AllianceBernstein      American General Life
Money Market           Insurance Company of Delaware
                       Attn: Ed Bacon
                       2727 A Allen Pkwy # 4D1
                       Houston, TX 77019-2107              13,251,824     50.13%

                       SunAmerica Annuity and Life
                       Assurance Company
                       Attn: Variable Annuity Accounting
                       21650 Oxnard St MSC 6-7
                       Woodland Hills, CA 91367-4901       11,501,783     43.51%

AllianceBernstein      American Enterprise
Intermediate Bond      Life Insurance Company
                       1438-AXP
                       Minneapolis, MN 55474-0001             153,222      5.49%

                       Hartford Life Separate
                       Attn: UIT Operations
                       P.O. Box 2999
                       Hartford, CT 06104-2999                238,286      8.54%

                       Sun Life Assurance
                       Company of Canada (U.S.)
                       Attn: James Joseph
                       P.O. Box 9133
                       Wellesley Hills, MA 02481-9133         167,044      5.98%

                       SunAmerica Annuity and Life
                       Assurance Company
                       Attn: Variable Annuity Accounting
                       21650 Oxnard St MSC 6-7
                       Woodland Hills, CA 91367-4901        2,105,898     75.45%

AllianceBernstein      Allmerica Financial Life
Large Cap Growth        Insurance & Annuity Company
                       One Security Benefit Place
                       Topeka, KS 66636-1000                1,217,344     15.04%

                       Allstate Life Insurance Company
                       N Plaza 2775 Sanders Rd
                       Northbrook, IL 60062                   723,647      8.94%

                       American General Life
                       Insurance Company of Delaware
                       Attn: Ed Bacon
                       2727 A Allen Pkwy # 4D1
                       Houston, TX 77019-2107                 957,622     11.83%

                       GE Life and Annuity
                       Assurance Company
                       6610 W Broad St
                       Bldg 3, 5th Floor
                       Attn: Variable Accounting
                       Richmond, VA 23230-1702                556,009      6.87%

                       Horace Mann
                       Life Insurance Company
                       Separate Account
                       Horace Mann
                       Springfield, IL 62715-0001           1,186,349     14.66%

                       Lincoln Life Variable Annuity
                       1300 S Clinton St
                       Fort Wayne, IN 46802-3506              446,760      5.52%

                       Transamerica Life Ins Co
                       FMD Operational Accounting
                       4333 Edgewood Rd NE
                       Cedar Rapids, IA 52499-0001            637,503      7.88%

AllianceBernstein      Allmerica Financial Life
Growth and Income      Insurance & Annuity Company
                       One Security Benefit Place
                       Topeka, KS 66636-1000                3,000,412      6.62%

                       Allstate Life Insurance Company
                       544 Lakeview Parkway
                       Suite L3G
                       Vernon Hills, IL 60061-1826          4,096,847      9.04%

                       American General Life
                       Insurance Company of Delaware
                       Attn: Ed Bacon
                       2727 A Allen Pkwy # 4D1
                       Houston, TX 77019-2107               3,258,155      7.19%

                       GE Life and Annuity
                       Assurance Company
                       6610 W Broad St
                       Bldg 3, 5th Floor
                       Attn: Variable Accounting
                       Richmond, VA 23230-1702              3,668,746      8.10%

                       IDS Life Insurance Corp
                       1438 AXP Financial Ctr
                       Minneapolis, MN 55474-0014           9,539,993     21.05%

                       Lincoln Life Variable Annuity
                       1300 S Clinton St
                       Fort Wayne, IN 46802-3506            10,536,933    23.25%

AllianceBernstein      Allstate Life Insurance Company
Growth                 N Plaza 2775 Sanders Rd
                       Northbrook, IL 60062                 1,299,704     43.95%

                       American General Life
                       Insurance Company of Delaware
                       Attn: Ed Bacon
                       2727 A Allen Pkwy # 4D1
                       Houston, TX 77019-2107                 855,635     28.94%

                       SunAmerica Annuity and Life
                       Assurance Company
                       Attn: Variable Annuity Accounting
                       21650 Oxnard St MSC 6-7
                       Woodland Hills, CA 91367-4901          438,180     14.82%

AllianceBernstein      Hartford Life and Annuity
International Growth   Attn: UIT Operations
                       P.O. Box 2999
                       Hartford, CT 06104-2999              1,812,473     44.81%

                       Hartford Life Separate
                       Attn: UIT Operations
                       P.O. Box 2999
                       Hartford CT, 06104-2999                439,271     10.86%

                       Sun Life Assurance
                       Company of Canada (U.S.)
                       One Sunlife Executive Park
                       Wellesley Hills, MA 02481              793,996     19.63%

                       SunAmerica Annuity and Life
                       Assurance Company
                       Attn: Variable Annuity Accounting
                       21650 Oxnard St MSC 6-7
                       Woodland Hills, CA 91367-4901          500,464     12.37%

AllianceBernstein      American General Life
Global Thematic        Insurance Company of Delaware
Growth                 Attn: Ed Bacon
                       2727 A Allen Pkwy # 4D1
                       Houston, TX 77019-2107                 515,140      6.74%

                       IDS Life Insurance Co
                       222 AXP Financial Ctr
                       Minneapolis, MN  55474-0014            918,940     12.02%

                       Lincoln Life Variable Annuity
                       1300 S Clinton St
                       Fort Wayne, IN 46802-3506            3,276,605     42.85%

AllianceBernstein      Horace Mann
Small Cap Growth       Life Insurance Company
                       Separate Account
                       Horace Mann
                       Springfield, IL 62715-0001             122,173      6.31%

                       GE Life and Annuity
                       Assurance Company
                       6610 W Broad St
                       Bldg 3, 5th Floor
                       Attn: Variable Accounting
                       Richmond, VA 23230-1702              1,220,231     63.00%

                       SunAmerica Annuity and Life
                       Assurance Company
                       Attn: Variable Annuity Accounting
                       21650 Oxnard St MSC 6-7
                       Woodland Hills, CA 91367-4901          403,128     20.81%

AllianceBernstein      Guardian Ins & Annuity Co Inc
Real Estate            3900 Burgess Pl
Investment             Bethlehem, PA 18017-9097               429,867     37.78%

                       Guardian Ins & Annuity Co Inc
                       3900 Burgess Pl
                       Bethlehem, PA 18017-9097               188,427     16.56%

                       Guardian Ins & Annuity Co Inc
                       3900 Burgess Pl
                       Bethlehem, PA 18017-9097                61,761      5.43%

                       SunAmerica Annuity and Life
                       Assurance Company
                       Attn: Variable Annuity Accounting
                       21650 Oxnard St MSC 6-7
                       Woodland Hills, CA 91367-4901          435,529     38.28%

AllianceBernstein      GE Life and Annuity
International Value    Assurance Company
                       6610 W Broad St
                       Bldg 3, 5th Floor
                       Attn: Variable Accounting
                       Richmond, VA 23230-1702              5,747,343      6.60%

                       Hartford Life and Annuity
                       Attn: UIT Operations
                       P.O. Box 2999
                       Hartford, CT 06104-2999             18,275,472     20.98%

                       Hartford Life Separate
                       Attn: UIT Operations
                       P.O. Box 2999
                       Hartford, CT 06104-2999              7,267,880      8.34%

                       IDS Life Insurance Corp
                       1438 AXP Financial Ctr
                       Minneapolis, MN 55474-0014          27,125,676     31.13%

                       Lincoln Life Variable Annuity
                       1300 S Clinton St
                       Fort Wayne, IN 46802-3506            12,511,304    14.36%

                       Sun Life Assurance
                       Company of Canada (U.S.)
                       One Sunlife Executive Park
                       Wellesley Hills, MA 02481            5,241,194      6.02%

AllianceBernstein      Allstate Life Insurance Company
Small/Mid              N Plaza 2775 Sanders Rd
Cap Value              Northbrook, IL 60062                 1,463,533      6.87%

                       Hartford Life and Annuity
                       Attn: UIT Operations
                       P.O. Box 2999
                       Hartford, CT 06104-2999              4,381,160     20.56%

                       Hartford Life Separate
                       Attn: UIT Operations
                       P.O. Box 2999
                       Hartford, CT 06104-2999              1,186,129      5.57%

                       Lincoln Life Variable Annuity
                       1300 S Clinton St
                       Fort Wayne, IN 46802-3506            8,031,938     37.69%

                       Nationwide Life Insurance Company
                       c/o IPO Portfolio Accounting
                       P.O. Box 182029
                       Columbus, OH 43218-2029              2,841,117     13.33%

AllianceBernstein      American General Life
Value                  Insurance Company of Delaware
                       Attn: Ed Bacon
                       2727 A Allen Pkwy # 4D1
                       Houston, TX 77019-2107               2,192,815     10.69%

                       Hartford Life and Annuity
                       Attn: UIT Operations
                       P.O. Box 2999
                       Hartford, CT 06104-2999             10,813,545     52.71%

                       Hartford Life Separate
                       Attn: UIT Operations
                       P.O. Box 2999
                       Hartford, CT  06104-2999             4,979,996     24.28%

AllianceBernstein      Hartford Life and Annuity
Balanced Wealth        Attn: UIT Operations
Strategy               P.O. Box 2999
                       Hartford, CT 06104-2999             10,282,157     22.97%

                       Hartford Life Separate
                       Attn: UIT Operations
                       P.O. Box 2999
                       Hartford, CT  06104-2999             4,176,133      9.33%

                       Separate Account A of Pacific
                       Life Insurance Company
                       700 Newport Center Drive
                       Newport Beach, CA 92660-6307        11,999,655     26.81%

                       SunAmerica Annuity and Life
                       Assurance Company
                       Attn: Variable Annuity Accounting
                       21650 Oxnard St MSC 6-7
                       Woodland Hills, CA 91367-4901        4,552,017     10.17%

                       Sunlife Assurance
                       Company of Canada (U.S.)
                       One Sunlife Executive Park
                       Wellesley Hills, MA 02481            4,869,054     10.88%


Code Of Ethics And Proxy Voting Policies And Procedures
-------------------------------------------------------

            The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

            The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

            Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

Custodian
---------

            State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Board, State Street may enter into sub-custodial agreements for the holding of the Fund's securities of foreign issuers.

Principal Underwriter
---------------------

            AllianceBernstein Investments, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's principal underwriter.

Counsel

            Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, New York, 10036, has been appointed as the independent registered public accounting firm for the Fund.

--------------------------------------------------------------------------------

                 FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

            The financial statements of AllianceBernstein Variable Products Series Fund, Inc. for the fiscal year ended December 31, 2010 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on February 24, 2011. It is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------

                                  APPENDIX A:

             STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.    INTRODUCTION

      As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize shareholder value. We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.    PROXY POLICIES

      Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, when a company engages in illegal activities or other anti-social behavior, we exercise our proxy voting rights considering such behavior.

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

      2.1.  Corporate Governance

            AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the U.S. Securities and Exchange Commission ("SEC") in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

      2.2.  Elections of Directors

            Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in a single shareholder class structures provide a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

      2.3.  Appointment of Auditors

            AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

      2.4.  Changes in Legal and Capital Structure

            Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

      2.5.  Corporate Restructurings, Mergers and Acquisitions

            AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

      2.6.  Proposals Affecting Shareholder Rights

            AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

      2.7.  Anti-Takeover Measures

            AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

      2.8.  Executive Compensation

            AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that received funds from the Troubled Asset Relief Program ("TARP") but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the SEC took appropriate steps to ensure more complete and transparent disclosure of executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require
            it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

      2.9.  Social and Corporate Responsibility

            These types of shareholder proposals often raise complex and controversial issues that may have both a financial and non-financial effect on the company. They reflect increasing shareholder concern about Socially Responsible Investing, which may include environmental, social and governance-related issues, as well as other forms of responsible investing and proxy voting. These proposals present a special set of challenges because, beyond distinctions between legal and illegal activity, perspectives on social good vary widely, not only across borders but also from shareholder to shareholder.

            Maximizing long-term shareholder value is the overriding concern in considering these proposals, so AllianceBernstein will review and analyze them on a case-by-case basis to determine what effect, if any, they will have on the future earnings of the company. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.    PROXY VOTING PROCEDURES

      3.1.  Proxy Voting Committees

            Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

      3.2.  Conflicts of Interest

            AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

            Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

      3.3.  Proxies of Certain Non-U.S. Issuers

            Proxy voting in certain countries requires "share blocking". Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

            In addition, voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-U.S. issuers, we vote proxies on a best efforts basis.

      3.4.  Loaned Securities

            Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

      3.5.  Proxy Voting Records

            Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

                  [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

            You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the SEC's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.





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